As filed with the Securities and Exchange Commission on July 9, 2007.
1933 Act File No. 333-142888
1940 Act File No. 811-22065
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑  PRE-EFFECTIVE AMENDMENT NO. 2
☐  POST-EFFECTIVE AMENDMENT NO.
and
☑  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑  AMENDMENT NO. 2

Kayne Anderson Energy/Infrastructure Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

717 Texas Avenue, Suite 3100
Houston, Texas 77002
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (713) 493-2020

David J. Shladovsky, Esq.
KA Fund Advisors, LLC
1800 Avenue of the Stars, Second Floor
Los Angeles, California 90067
(Name and Address of Agent for Service)

Copies of Communications to:

David A. Hearth, Esq. Paul, Hastings, Janofsky & Walker llp 55 Second Street, 24th Floor San Francisco, California 94105-3441 (415) 856-7000	John A. MacKinnon, Esq. Sidley Austin llp 787 Seventh Avenue New York, New York 10019 (212) 839-5300

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):  ☐  when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed	Amount of
Title of Securities	Amount Being	Offering	Maximum Aggregate	Registration
Being Registered	Registered	Price per Share	Offering Price(1)	Fee(2)
Common Stock, $0.001 par value per share	20,000,000	$25.00	$500,000,000	$15,350

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

KAYNE ANDERSON ENERGY/INFRASTRUCTURE FUND, INC. (the “Registrant”)

CONTENTS OF THE REGISTRATION STATEMENT

This registration statement of the Registrant contains the following documents:
Facing Sheet
Contents of the Registration Statement
Part A — Prospectus of the Registrant
Part B — Statement of Additional Information of the Registrant
Part C — Other Information
Signature Page
Exhibits

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy the securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED               , 2007

PROSPECTUS
           Shares

Common Stock

$25.00 per share

Investment Objective.  We are a newly organized, non-diversified, closed-end management investment company. Our investment objective is to obtain a high after-tax total return. We seek to attain that objective by investing at least 80% of our net assets plus any borrowings (our “total assets”) in securities of Energy/Infrastructure Companies. “Energy/Infrastructure Companies” are companies that derive the majority of their revenue from either activities in the energy sector or activities in the infrastructure sector, or activities in both sectors. We anticipate that substantially all of our investments in Energy/Infrastructure Companies will consist of investments in what we define as our “Energy/Infrastructure Investment Universe,” which consists of: (a) entities that are structured as limited partnerships and limited liability companies that are publicly traded and satisfy certain requirements to be treated as partnerships for federal income tax purposes, and their affiliates (“MLPs”) that primarily own and operate (i) energy-related logistical assets, including the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“Midstream MLPs”) and (ii) businesses primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids (“Upstream MLPs”); (b) companies that primarily provide transportation and distribution services through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, liquefied natural gas (“LNG”) tankers, tank barges, tugboats, dry bulk carriers, container vessels, and other tankers, and related services (“Marine Transportation Companies”); (c) companies primarily engaged in the acquisition, exploration, development and production of crude oil, natural gas and natural gas liquids (“Upstream Energy Companies”); and (d) other companies that derive 50% or more of their revenue primarily from operating energy assets or providing energy-related services (“Other Energy Companies”).

Investment Adviser.  We will be managed by KA Fund Advisors, LLC, or “KAFA,” an affiliate of Kayne Anderson Capital Advisors, L.P., or “KACALP.” KACALP, which has operated since 1984, is a leading investor in both public and private energy companies.

(continued on following page)

Our common stock has no history of public trading. Shares of closed-end management investment companies may trade at discounts to their net asset values, increasing the risk of loss to purchasers in this offering. This risk may be greater for investors who expect to sell their common stock in a relatively short period after completion of the public offering. We intend to apply to list shares of our common stock on the New York Stock Exchange under the symbol “KYI.”

Investing in our common stock may be speculative and involves a high degree of risk, including risks associated with the use of financial leverage. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 15 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)

Public Offering Price	$	$
Sales Load (underwriting discounts and commissions)	$	$
Proceeds, Before Expenses, To Us(2)	$	$

(1)	The underwriters also may purchase up to an additional shares at the public offering price, less sales load, within 45 days from the date of this prospectus to cover over-allotments. If all such shares are purchased, the total public offering price will be $ , the total sales load will be $ and the total proceeds, before expenses, to us will be $ .

(2)	We estimate that we will incur approximately $670,000 in expenses in connection with this offering.

The underwriters expect to deliver the shares to purchasers on or about          , 2007.

          , 2007

(continued from previous page)

Investment Adviser (continued).  KAFA is operated by senior professionals of KACALP. KAFA manages three publicly traded investment companies: Kayne Anderson MLP Investment Company (NYSE: KYN); Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE); and Kayne Anderson Energy Development Company (NYSE: KED). As of May 31, 2007, KAFA and KACALP managed approximately $8.6 billion, including $7.4 billion in securities of Energy/Infrastructure Companies.

Investment Policies.  Under normal market conditions, we will invest at least 80% of our total assets in securities of Energy/Infrastructure Companies. This investment policy is considered a fundamental policy and therefore may not be changed without the approval of the holders of a majority of our outstanding voting securities. We may invest substantially all of our total assets in companies that derive the majority of their revenue from either activities in the energy sector or activities in the infrastructure sector, or activities in both sectors. We anticipate that substantially all of our investments in Energy/Infrastructure Companies will consist of investments in companies in the Energy/Infrastructure Investment Universe. We will invest in equity securities such as common units, subordinated units, common stocks, preferred stocks, convertible securities, warrants and depository receipts. We may invest up to 15% of our total assets in equity securities of Upstream MLPs. We may invest up to 20% of our total assets in debt securities. We will not invest more than 20% of our total assets in equity securities of privately held companies. We may invest up to 75% of our total assets in unregistered or otherwise restricted securities during our first year of operations and up to 50% of our total assets in such securities thereafter. We will not invest more than 15% of our total assets in any single issuer. We will not invest directly in commodities.

We expect that a key focus area for our investments in the Energy/Infrastructure Investment Universe will be equity investments in Midstream MLPs and, to a lesser extent, Marine Transportation Companies and Upstream MLPs. We also may make debt investments in Upstream Energy Companies. We refer to these investments as our “Targeted Investments.”

We will be treated as a corporation for federal income tax purposes and, as a result, unlike most investment companies, we will be subject to corporate income tax to the extent we recognize taxable income. See “Tax Matters” at page 59.

We intend to pay quarterly dividends to our stockholders out of legally available funds. Our quarterly dividends, if any, will be determined by our Board of Directors. We anticipate that we will pay a dividend on or about October 15, 2007 for the period from the closing of this offering to August 31, 2007. Our dividends will be treated as a taxable dividend to our common stockholders to the extent of our current or accumulated earnings and profits. Under current law, dividends are generally subject to a maximum federal income tax rate of 15% for individual U.S. stockholders, provided a holding period requirement and certain other requirements are met. To the extent that distributions to a stockholder exceed our earnings and profits, a stockholder’s basis in our common stock will be reduced and, if a stockholder has no further basis in our shares, a stockholder will report any excess as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Stockholders will receive Forms 1099 from us. As with any investment, you should consult your own tax professional about your particular consequences of investing in our common stock. See “Dividends” at page 31 and “Tax Matters” at page 59.

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of auction rate notes, auction rate preferred stock and other forms of borrowing, in an aggregate amount that is not expected to exceed 33 1/3% of our total assets, inclusive of such financial leverage. There is no assurance that we will utilize financial leverage or, if financial leverage is utilized, that it will be successful in enhancing the level of our total return. The net asset value of our common stock will be reduced by the fees and issuance costs of any financial leverage. We do not intend to use financial leverage until the proceeds of this offering are substantially invested in accordance with our investment objective. We currently anticipate that we will be able to invest the net proceeds of this offering in accordance with our investment objective within six months after the completion of this offering, and we may thereafter use financial leverage. We will consider the net proceeds of this offering to be substantially invested in accordance with our investment objective within six months after the completion of this offering if, within that period, substantially all of the net proceeds are invested as follows: (i) at least 80% are invested in securities of Energy/Infrastructure Companies, and (ii) substantially all of the remaining net proceeds are invested in any kinds of non-cash securities that we characterize as investments pursuing a high after-tax total return. See “Use of Financial Leverage — Effects of Leverage” on page 43, “Risk Factors — Leverage Risk” on page 20, and “Description of Capital Stock” on page 54.

Shares of our common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing. You should read this prospectus before deciding whether to invest and retain it for future reference. A statement of additional information, dated          , 2007, containing additional information about us, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our stockholder reports and our statement of additional information (“SAI”), the table of contents of which is on page 66 of this prospectus, by calling [(     ) -          ], by accessing our web site (http://www.kayne          .com), or by writing to us. You may also obtain copies of these documents (and other information regarding us) from the SEC’s web site (http://www.sec.gov).

i

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms as they are used in our investment objective and policies as described in this prospectus. These definitions may not correspond to standard sector definitions.

“energy assets” means assets that are used, owned and operated in the energy sector.”

“Energy/Infrastructure Companies” means companies that derive the majority of their revenue from either activities in the energy sector or activities in the infrastructure sector, or activities in both sectors.

“Energy/Infrastructure Investment Universe” consists of MLPs, Marine Transportation Companies, Upstream Energy Companies and Other Energy Companies.

“energy-related services” means services that directly relate to the use, ownership or operation of energy assets.

“infrastructure assets” means (i) logistical assets used in the energy sector, including the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, and (ii) logistical assets used for global trade, such as dry bulk carriers and container vessels, which are not related to those used by energy companies.

“LNG” means liquefied natural gas.

“Marine Transportation Companies” means companies that primarily provide transportation and distribution services through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, LNG tankers, tank barges, tugboats, dry bulk carriers, container vessels, and other tankers, and related services.

“Midstream MLPs” means MLPs that primarily own and operate energy-related logistical assets, including the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.

“MLPs” means entities that are structured as master limited partnerships and their affiliates and includes Midstream MLPs and Upstream MLPs.

“master limited partnerships” means limited partnerships and limited liability companies that are publicly traded and satisfy certain requirements to be treated as partnerships for federal income tax purposes.

“Other Energy Companies” means companies, other than MLPs, Marine Transportation Companies and Upstream Energy Companies, that derive 50% or more of their revenue primarily from operating energy assets or providing energy-related services.

“Upstream Energy Companies” means companies primarily engaged in the acquisition, exploration, development and production of crude oil, natural gas and natural gas liquids.

“Upstream MLPs” means MLPs that primarily own and operate businesses engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common stock. You should carefully read the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risk Factors” beginning on page 15, and our SAI. Except where the context suggests otherwise, the terms “we,” “us,” and “our” refer to Kayne Anderson Energy/Infrastructure Fund, Inc.; “KAFA” and “our investment adviser” refer to KA Fund Advisors, LLC; “KACALP” refers to Kayne Anderson Capital Advisors, L.P. and its predecessor; and “Kayne Anderson” refers to KAFA and KACALP. The “Glossary of Key Terms” on page ii sets out definitions of certain key terms used in this prospectus. Unless otherwise indicated, this prospectus assumes that the underwriters’ over-allotment option will not be exercised.

About Our Company

Kayne Anderson Energy/Infrastructure Fund, Inc. is a newly organized, non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to obtain a high after-tax total return. We seek to attain that objective by investing at least 80% of our total assets in securities of Energy/Infrastructure Companies. We may invest substantially all of our total assets in companies that derive the majority of their revenue from either activities in the energy sector or activities in the infrastructure sector, or activities in both sectors. We anticipate that substantially all of our investments in Energy/Infrastructure Companies will consist of investments in companies in the Energy/Infrastructure Investment Universe.

We expect that a key focus area for our investments in the Energy/Infrastructure Investment Universe will be equity investments in Midstream MLPs and, to a lesser extent, Marine Transportation Companies and Upstream MLPs. We also may make debt investments in Upstream Energy Companies. We refer to these investments as our “Targeted Investments.”

About Our Investment Adviser

We will be managed by KAFA, an affiliate of KACALP. KACALP, which has operated since 1984, is a leading investor in both public and private energy companies. KAFA is operated by senior professionals of KACALP. Kayne Anderson’s investment strategies seek to identify and exploit investment niches that it believes are less understood and generally not followed by the broader investor community. As of May 31, 2007, Kayne Anderson managed approximately $8.6 billion, including $7.4 billion in securities of Energy/Infrastructure Companies. Kayne Anderson has invested in energy companies since 1989 and in Energy/Infrastructure Companies since 1998. We believe that Kayne Anderson has developed an understanding of the market that enables it to identify and take advantage of public investment opportunities. In addition, Kayne Anderson’s senior professionals have developed a strong reputation in the energy sector and have many long-term relationships with industry managers, which we believe gives Kayne Anderson an important advantage in sourcing and structuring private investments.

Kayne Anderson manages three publicly traded investment companies: Kayne Anderson MLP Investment Company (NYSE: KYN), a closed-end investment company with approximately $2.3 billion in total assets as of May 31, 2007; Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE), a closed-end investment company with $1.3 billion in total assets as of May 31, 2007; and Kayne Anderson Energy Development Company (NYSE: KED), a business development company with approximately $252 million in total assets as of February 28, 2007.

Investment Policies

Under normal market conditions:

•	We will invest at least 80% of our total assets in securities of Energy/Infrastructure Companies. This investment policy is considered a fundamental policy and therefore may not be changed without the approval of the holders of a majority of our outstanding voting securities. We anticipate that substantially all of our investments in Energy/Infrastructure Companies will consist of investments in companies in the Energy/Infrastructure Investment Universe. We expect these will primarily consist of equity securities of Midstream MLPs, and, to a lesser extent, Marine Transportation Companies and Upstream MLPs.

•	We will invest primarily in equity securities such as common units, subordinated units, common stocks, preferred stocks, convertible securities, warrants and depository receipts.

Additionally, under normal market conditions, we will be subject to the following restrictions, which can be modified by our Board of Directors:

•	We may invest up to 15% of our total assets in equity securities of Upstream MLPs.

•	We may invest up to 20% of our total assets in debt securities. Up to 10% of our total assets may include unrated debt securities and debt securities rated below B3 by Moody’s Investors Service, Inc. or B- by Standard & Poor’s or Fitch Ratings. The balance of such fixed-income investments may be invested in debt securities of publicly traded companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency.

•	During the first year of operations, in order to expedite the ramp-up of our investment portfolio, we may invest up to 75% of our total assets in unregistered or otherwise restricted securities. Thereafter, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 90 days, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period. We will not invest more than 20% of our total assets in equity securities of privately held companies and in restricted securities of public companies in which we own more than 33 1/3% of such companies’ equity securities.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in Energy/Infrastructure Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies that are listed or traded on a stock exchange in North America, but may invest in companies listed or traded on an exchange anywhere in the world. We will invest in companies of any market capitalization.

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of shares of auction rate notes, auction rate preferred stock and other forms of borrowing (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) in an aggregate amount of up to 33 1/3% of our total assets, which includes assets obtained through such financial leverage. We may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage Instruments will have seniority over our common stock. If we use Leverage Instruments, associated costs will be borne by common stockholders and result in a reduction of the net asset value of our common stock. We do not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objective. See “Use of Financial Leverage” on page 41. Because KAFA’s management fee is based upon a percentage of our total assets, KAFA’s fee will be higher if we employ leverage. Therefore, KAFA will have a financial incentive to use leverage, which may create a conflict of interest between KAFA and our common stockholders. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of financial leverage involves significant risks. See “Risk Factors — Leverage Risk” on page 18.

We may use derivative investments to hedge against interest rate and market risks, but are not obligated to do so. We may engage in various interest rate hedging transactions, including forward contracts, swaps, buying or selling options and other derivatives transactions. In particular, to the extent that we use leverage, we expect to utilize hedging techniques such as swaps on a portion of our leverage to mitigate potential interest rate risk.

We may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by companies in the Energy/Infrastructure Investment Universe; write (or sell) covered call options on the securities held in our portfolio; purchase call options or enter into swap contracts to increase our exposure to companies in the Energy/Infrastructure Investment Universe; or sell securities short. We expect to use these strategies on a limited basis. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 7.5% of our total assets. On a daily basis, we do not intend to have a net short sale position in any individual sector (e.g., the MLP sector) that exceeds 2% of total assets. See “Risk Factors — Short Sales Risk” on page 23.

Characteristics of Our Targeted Investments

For the reasons discussed below we believe that the returns for our Targeted Investments have the potential to be more attractive on a risk-adjusted basis than investments in other industries.

•	Growing asset class. Infrastructure assets are growing both in size and importance to the global economy. These long-lived assets, which are critical in the transportation of energy and other commodities from their point of production to the end user, include pipelines, storage facilities, terminals, ships and other related assets. Shifts in global energy resource supply and end-user demand, primarily driven by emerging economies in China and India have created increasing global demand for infrastructure assets. Additionally, shifts in domestic supply locations, as well as increased domestic end-user demand, have created the need for additional energy infrastructure assets.

•	Stable cash flows. We expect that our investments will be focused on companies that have relatively stable cash flows. In particular, we believe that a substantial portion of the assets owned by Midstream MLPs are fee-based assets with limited commodity price risk. Additionally, the fees or tariffs that Midstream MLPs charge their customers are often regulated at the federal or state level, and are often subject to escalation based on the rate of inflation. Our investments in Marine Transportation Companies will be focused on those companies with time charters, which generally provide more stable earnings and cash flows. Our investments in Upstream MLPs and Upstream Energy Companies will generally focus on assets that have lower-risk such as exploitation and development opportunities and assets with long-lived production.

•	High barriers to entry. Due to the high cost of constructing and the extensive time required to obtain all the necessary environmental and regulatory approvals required to construct new energy infrastructure assets, the barriers to enter the sector are high. As a result, an existing network of integrated energy infrastructure assets may be difficult to replicate. These barriers to entry create a competitive advantage for existing Energy/Infrastructure Companies with significant operations.

•	Steady distributions with attractive growth profiles. As of June 15, 2007, MLPs provided an average annual yield of 5.7%, based on the Citigroup MLP Index. This yield was calculated as the simple arithmetic average of the individual yields of all MLPs comprising the Citigroup MLP Index. Each individual yield is the quotient of such MLP’s annualized quarterly cash distribution divided by its closing share price as of June 15, 2007. Yield figures include dividends from earnings and profits and distributions constituting a return of capital invested. Additionally, from January 1, 2002 through January 1, 2007, the distributions from these 35 master limited partnerships increased at a compounded average annual rate of 8.9%. As of June 15, 2007, the 33 Marine Transportation Companies that currently pay dividends and distributions had an average yield of 5.9%, based on dividends paid and distributions made over the prior 12 months. We plan to invest in Marine Transportation Companies that pay dividends and distributions.

•	Favorable growth dynamics. We expect future growth in marine transportation of energy-related commodities to be driven primarily by three main factors: (i) increases in worldwide oil and natural gas consumption; (ii) growing import dependency of major consuming countries for crude oil, refined products and natural gas; and (iii) longer voyages as commodities are shipped farther distances. We expect future growth in marine transportation of containers and dry bulk to be driven primarily by continued growth in world trade, increased international demand for iron ore and coal, and increased demand for dry bulk as a result of infrastructure building programs globally.

•	Increasing size and liquidity. As of June 15, 2007, there were 109 publicly listed MLPs and Marine Transportation Companies with an aggregate equity market capitalization of approximately $170 billion. Since the beginning of 2003, the number of publicly listed MLPs and Marine Transportation Companies has increased from 47 to 109 and the aggregate average daily trading volume has increased from approximately $90 million to approximately $760 million.

•	Growing market for private transactions. Over the last several years, public companies within the MLP sector have shown increased willingness to issue restricted securities to sophisticated institutional investors, rather than accessing the public markets. These transactions have often helped to reduce the time required to obtain funds, increase the amount of available capital, as well as give the issuer more flexibility with respect to the type of security issued. These transactions also enable institutional investors to make sizable investments at a discount to current market prices. Through its three publicly traded investment companies, Kayne Anderson has completed 31 private transactions with over $1.3 billion in transaction value since November 2004.

Competitive Strengths

We believe that our investment adviser’s market knowledge, experience and industry relationships will enable it to identify investment opportunities in companies in the Energy/Infrastructure Investment Universe. The senior professionals of KAFA have developed a strong reputation in the energy sector and have many long-term relationships with industry executives, which we believe gives us an important advantage in sourcing and structuring transactions. We should also benefit from access to the extensive sourcing relationships and sector expertise of KACALP and its senior professionals.

•	Market Knowledge and Sourcing Network. Because of the history, market presence and long-term relationships that senior professionals of our investment adviser have developed with management teams of Energy/Infrastructure Companies, we believe that we will have access to investment opportunities in our target markets. Additionally, our investment adviser’s substantial market knowledge will provide it with the ability to recognize long-term trends in the energy/infrastructure sector and to identify differences in value among individual investment opportunities. We believe our investment adviser’s senior professionals can capitalize on opportunities to source investments that may not be readily available to other investors. We intend to originate a substantial number of our investment opportunities in addition to investing as a participant in transactions originated by other firms.

•	Transaction Structuring Expertise. Our investment adviser has extensive experience identifying and structuring investments. This experience, combined with KAFA’s ability to engage in regular dialogue with industry participants and other large holders of infrastructure securities to better understand the capital needs of prospective portfolio companies, give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector.

•	Technical Expertise. Kayne Anderson’s investment team includes individuals with extensive technical, industry and reserve engineering expertise, further distinguishing Kayne Anderson from other investors by enabling it to assess the underlying asset quality and business fundamentals of its investments in Energy/Infrastructure Companies. We believe this expertise will enable our investment adviser to identify investments that offer superior potential for income and capital appreciation.

Our Corporate Information

Our principal executive office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (713) 493-2020. Certain of our corporate officers and certain other significant investment personnel and operations are based in our Los Angeles office at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

THE OFFERING

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the overallotment option granted to the underwriters.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the overallotment option granted to the underwriters.

New York Stock Exchange symbol	We intend to apply to list shares of our common stock on the New York Stock Exchange, or NYSE, under the symbol “KYI.”

Use of proceeds	The net proceeds of the offering of common stock will be approximately $ ($ if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering expenses and the deduction of the underwriting discount. We currently anticipate that we will be able to invest the net proceeds of this offering in accordance with our investment objective within six months after the completion of this offering, and we may thereafter use financial leverage. See “Use of Proceeds” at page 30.

Dividends	We intend to pay quarterly dividends to our stockholders out of assets legally available for dividends. Our quarterly dividends, if any, will be determined by our Board of Directors. We anticipate that we will pay a dividend on or about October 15, 2007 for the period from the closing of this offering to August 31, 2007. See “Dividends” at page 31.

Taxation	We will not elect to be treated as a regulated investment company under the Internal Revenue Code. Therefore, we will pay federal and applicable state corporate taxes on our taxable income. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-cash deductions, such as depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of our basis in equity securities of MLPs. To a lesser extent, equity securities of Marine Transportation Companies in which we intend to invest historically have paid cash dividends to common stockholders that exceed taxable income per share. See “Tax Matters” at page 59.

Stockholder tax features	Excluding the impact of any realized gains or realized losses, we expect that a significant portion of our dividends to our common stockholders may constitute a non-taxable return of capital distribution. If we distribute cash from current and accumulated earnings and profits (which includes realized gains or realized losses, if any) as computed for federal income tax purposes, such distributions will generally be taxable to stockholders in the current period as dividend income for federal income tax purposes. Subject to certain holding period requirements, such dividend income generally will qualify for treatment as “qualified dividend income” eligible for taxation at reduced rates under current law. If our distributions exceed our current and accumulated earnings and profits as computed for federal income tax purposes, such excess distributions will constitute a non-taxable return of capital to the extent of a common stockholder’s basis in our common stock and will result in a reduction of such basis. To the extent such excess exceeds a common stockholder’s basis in our common stock, such excess will be taxed as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits. Upon the sale of common stock, our common stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by our common stockholder and our common stockholder’s federal income tax basis in our common stock sold, as adjusted to reflect return of capital. See “Tax Matters” at page 59.

Risk considerations	An investment in our common stock involves substantial risks, including the risks summarized below.

We have no operating history and are subject to all of the business risks and uncertainties associated with any new business. An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest.

We intend to concentrate our investments in an industry or group of industries within the energy sector and/or the infrastructure sector in general, although there is no fixed minimum or maximum amount that we will be required to invest in either the energy or infrastructure sectors or any industry or group of industries within these sectors. Decreases in the production or volume of energy commodities or a sustained decline in demand for them may adversely impact the financial performance or prospects of Energy/Infrastructure Companies. Commodity prices may experience volatility, which may adversely affect the return on our investments in MLPs, Upstream Energy Companies and Other Energy Companies. The highly cyclical nature of the energy sector and marine transportation industry may adversely affect the earnings of our portfolio companies. Energy/Infrastructure Companies are subject to significant governmental regulation, which results in the incurrence of compliance costs and may adversely affect their financial performance. The operations of Energy/Infrastructure Companies may be inefficient or disrupted for a number of reasons, including the inability to integrate newly acquired assets and unanticipated maintenance expenses. The Energy/Infrastructure Companies in which we may invest face intense competition in many areas, including in the acquisition, expansion or construction of assets and obtaining and retaining customers. Energy/Infrastructure Companies may not be able to make acquisitions that result in an increase in cash flow and as a result may not be able to grow or pay distributions. The operations of Energy/Infrastructure Companies are subject to many hazards and catastrophes that could result in substantial losses. The financial performance of Energy/Infrastructure Companies may be adversely affected if they or their customers are unable to maintain or expand their energy reserves, which naturally deplete as they are produced over time. Acts of terrorism, military action in the Middle East and other similar disruptive events may adversely affect an Energy/Infrastructure Company’s operations in unpredictable ways. Failures by the affiliates and sponsors of certain Energy/Infrastructure Companies to satisfy their payment obligations to the companies would adversely impact their cash flows and distributions. A number of events related to international operations could interfere with shipping lanes and result in market disruptions and significant losses to Marine Transportation Companies. Additionally, we may have limited control over our investments in master limited partnerships, which are also subject to tax risks, including deferred tax risks and the risk of changes in tax laws. In addition, the distributions we receive from our investments are dependent on the amount of cash that each Energy/Infrastructure Company in our portfolio has available for distributions and the tax character of such distributions, which are largely dependent on factors affecting the Energy/Infrastructure Company’s operations and factors affecting the energy/infrastructure sector in general. The value of securities in our portfolio may decline when interest rates rise. Certain Energy/Infrastructure Companies in which we invest may not be able to satisfy their obligations to us because of their inability to access the capital markets.

The investment of the proceeds of this offering in our Targeted Investments, particularly those in restricted securities, may be delayed if suitable investments are unavailable. In the same way that the shares of many closed-end investment companies frequently trade at a discount to their net asset values, shares of our common stock may trade at a discount to our net asset value. Our use of leverage results in additional risks and can magnify the effect of any losses.

Certain of the publicly traded securities in our portfolio, particularly those with smaller capitalizations, may trade less frequently than other common stocks, display volatile or erratic price movements and may be more difficult to buy and sell in significant amounts without an unfavorable impact on prevailing market prices. Also, we may have difficulty disposing of restricted securities in our portfolio either in a timely manner or for a reasonable price. Market prices may not be readily available for some or all of the restricted or unregistered securities in our portfolio, which may adversely affect our ability to determine our net asset value, realize these securities’ true value or require us to delay their sale in order to do so.

The use of derivatives, such as buying or selling options, writing covered calls, or entering into swaps, may result in losses greater than if they had not been used. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.

A change in the value of one of our investments may have a significant impact on the value of our investment portfolio if a sufficiently large portion of our portfolio is committed to that investment. Additionally, we will select a portion of our public investments from a small pool of publicly traded MLPs and Marine Transportation Companies, which makes it more likely the Fund will concentrate in fewer investments, and, therefore, a material portion of the portfolio will more likely be affected from changes in value of companies within the pool. In addition, we are a non-diversified investment company and there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities we hold. Because we may be concentrated in one or more industries within the energy sector, a downturn in this sector would have a more severe impact on us than on an investment company that is more broadly diversified.

The equity securities in which we invest may be subject to general movements in the stock market. We may invest in companies with small or medium-sized market capitalizations, which may not be able to compete effectively with larger companies. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us.

To the extent there is a decline in interest rates, the value of interest rate swaps that we enter into to hedge against interest rate risk could decline and result in a decline in the net asset value of our common stock. Certain of our Targeted Investments may be non-U.S. securities, which involve certain economic, political, financial, currency and other risks not involved in domestic investments. As inflation increases, the real value of our common stock and dividends can decline. The investment techniques applied by Kayne Anderson in actively managing our portfolio may not produce the desired results. Debt securities are subject to credit, prepayment, liquidity and, depending on their quality, other special risks.

We are dependent upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments. In addition, conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients, in which we will have no interest.

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders.

See “Risk Factors” beginning on page 15 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Tax risks	In addition to other risk considerations, an investment in our common stock will involve certain tax risks, including the following: the risk that a master limited partnership seeking to be classified as a partnership for federal income tax purposes is classified as a corporation rather than a partnership for federal income tax purposes, which may reduce our after-tax return and negatively affect the value of our common stock; the risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect us or the companies in which we invest; the risk of increased current tax liability to us due to decreases in tax deductions, losses and credits available to offset our share of income in the master limited partnerships in which we invest; the risk that upon our sale of an interest in a master limited partnership or other security, we will be liable for previously deferred taxes; and the risk that the portion of our common stock dividend treated as dividend income will increase and thereby result in lower after-tax dividends to our common stockholders.

See “Risk Factors — Tax Risks” at page 18 for more information on these risks.

Dividend reinvestment plan	We have a dividend reinvestment plan for our common stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then our common stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically elect to receive cash dividends. Common stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as common stockholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan” at page 53.

Trading at a discount	The shares of common stock of closed-end investment companies frequently trade at prices lower than their net asset value. We cannot assure you that our common stock will trade at a price higher than or equal to our net asset value. Also, our net asset value will be reduced immediately following this offering by the underwriting discount and offering costs. The possibility that our common stock may trade at a discount to our net asset value is separate and distinct from the risk that our common stock’s net asset value may decline.

Management arrangements	KA Fund Advisors, LLC will serve as our investment adviser and provide certain administrative services to us. See “Management — Investment Adviser” at page 47 and “Management — Investment Management Agreement” at page 50.

Custodian	The Custodial Trust Company will act as custodian of our securities and other assets. See “Custodian” on page 65.

Transfer Agent and Dividend-Paying Agent	American Stock Transfer & Trust Company will act as our transfer agent and dividend paying agent. See “Transfer Agent and Dividend-Paying Agent” on page 65.

Administrator	Bear Stearns Funds Management Inc. will provide us with certain administrative services. See “Administrator” on page 65.

Fund Accountant	Ultimus Fund Solutions, LLC will act as our fund accountant. See “Fund Accountant” on page 65.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly and estimates our annual expenses, stated as percentages of our net assets attributable to common stock and assumes that we use leverage in an amount representing 33 1/3% of our total assets (including the proceeds from the leverage). We do not plan to use leverage before we have invested substantially all of the net proceeds of this offering in accordance with our investment objective. The expenses shown in the table presented below under “Total Annual Expenses (exclusive of current and deferred income taxes)” are based on estimated amounts for our first full year of operations and assume that we issue $500 million in common stock and Leverage Instruments equal to 33 1/3% of total assets are outstanding for the entire first full year of operations ($165 million in auction rate notes and $73 million in auction rate preferred stock), even though leverage, if used at all, will be outstanding for only the portion of our first full year after we have invested substantially all of the net proceeds of this offering. “Total annual expenses (exclusive of current and deferred income taxes)” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. Because holders of any Leverage Instruments do not bear management fees and other expenses, the cost to common stockholders increases as leverage increases. Money that we borrow, if any, is used to leverage our net assets and increase our total assets. The SEC requires that “total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, which includes assets that have been funded with borrowed money. We caution you that some of the percentages indicated in the table below are estimates and may vary. This prospectus contains references to fees or expenses paid by “you,” “us” or “Kayne Anderson Energy/Infrastructure Fund, Inc.” and statements that “we” will pay fees or expenses. Except where the context suggests otherwise, these references and statements mean that our stockholders will indirectly bear such fees or expenses as investors in us. In accordance with these assumptions, our expenses would be estimated to be as follows:

Stockholder Transaction Expenses (as a percentage of offering price):
Sales Load	4.50%
Offering Expenses Borne by Us(1)	0.13%
Dividend Reinvestment Plan Fees(2)	0.00%
Total Stockholder Transaction Expenses	4.63%

Annual Expenses (as a percentage of net assets attributable to common stock): (Assumes Leverage Instruments Equal to 33 1/3% of Total Assets are Used)
Management Fees	2.06%
Interest Payments on Borrowed Funds(3)(4)	1.87%
Dividend Payments on Preferred Stock(3)(5)	0.81%
Other Expenses (exclusive of current and deferred income taxes)(6)	0.41%
Total Annual Expenses (exclusive of current and deferred income taxes)	5.15%
Less Fee and Expense Reimbursement (Year 1)(7)	(0.75)%
Net Annual Expenses (exclusive of current and deferred income taxes)	4.40%
Current Income Tax Expense/(Benefit)(8)	0.00%
Deferred Income Tax Expense/(Benefit)(9)	0.00%
Net Annual Expenses (including current and deferred income taxes)	4.40%

(1)	Amount reflects estimated offering expenses of $670,000.

(2)	The expenses of administering our dividend reinvestment plan are included in “Other Expenses (exclusive of current and deferred income taxes).” You will pay brokerage charges if you direct American Stock Transfer & Trust Company, as agent for our common stockholders, to sell your common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”

(3)	The table presented below in this footnote shows our expenses as a percentage of net assets attributable to our common stock and assumes that we issue the same number of shares of common stock, but unlike the table above, assumes that no Leverage Instruments are used by us. We do not plan to use leverage before we have invested substantially all of the net proceeds of this offering in accordance with our investment objective.

Percentage of Net Assets Attributable to Common Stock
(Assumes No Leverage Instruments are Used)

Annual Expenses:
Management Fees	1.375%
Interest Payments on Borrowed Funds	0.00%
Dividend Payments on Preferred Stock	0.00%
Other Expenses (exclusive of current and deferred income taxes)(a)	0.389%
Total Annual Expenses (exclusive of current and deferred income taxes)	1.764
Less Fee and Expense Reimbursement (Year 1)(b)	(0.500)%
Net Annual Expenses (exclusive of current and deferred income taxes)	1.264%
Current Income Tax Expense/(Benefit)(c)	0.00%
Deferred Income Tax Expense/(Benefit)(d)	0.00%
Net Annual Expenses (including current and deferred income tax expenses)	1.264%

(a)	Includes estimated organizational expenses of $45,000 (which are non-recurring) and our ongoing operating expenses. The costs of this offering are not included in the “Total Annual Expenses (exclusive of current and deferred income taxes)” shown in the table.

(b)	During the first year of our investment activities (from , 2007 until , 2008), KAFA has contractually agreed to waive or reimburse us for fees and expenses in an amount equal to 0.50% of our average total assets. Management fees and waivers are expressed as a percentage of net assets in the table.

(c)	We accrue current income tax expense/(benefit) based on our net investment income/(loss) and our realized gains/(losses). As this expense/(benefit) is based in part on the amount of realized gains/(losses) in the portfolio, which cannot be accurately forecasted, the current tax expense/(benefit) in the table above is assumed to be zero. While before the commencement of operations these figures may not be accurately forecasted, this expense/(benefit) is based on our net investment income and realized capital gains and if we generate positive returns, this expense could be significant.

(d)	We accrue deferred income tax expense/(benefit) based on our unrealized gains/(losses). As this expense/(benefit) is based on the amount of unrealized gains/(losses) in the portfolio, which cannot be accurately forecasted, the deferred tax expense/(benefit) in the table above is assumed to be zero. While before the commencement of operations these figures may not be accurately forecasted, this expense/(benefit) is based on our net investment income and realized capital gains and if we generate positive returns, this expense could be significant.

(4)	Includes the relevant amortized portion of the related offering expenses to be borne by us in connection with the issuance of auction rate notes, estimated to be 0.01% (based on a term of 40 years and offering costs of 1.0% of the total amount of leverage), and the ongoing costs associated with such leverage (such as interest expenses), estimated to be 5.32% of such leverage, will be borne by our common stockholders and result in a reduction of the net asset value of our common stock.

(5)	Includes the ongoing costs associated with such leverage (such as preferred stock dividends), estimated to be 5.42% of such leverage, which will be borne by our common stockholders and result in a reduction of the net asset value of our common stock. Does not include the related offering expenses, which are immediately deducted from stockholders’ equity.

(6)	Includes estimated organizational expenses of $45,000 (which are non-recurring) and our ongoing operating expenses. The costs of this offering are not included in the “Total Annual Expenses (exclusive of current and deferred income taxes)” shown in the Annual Expenses table.

(7)	During the first year of our investment activities (from , 2007 until , 2008), KAFA has contractually agreed to waive or reimburse us for fees and expenses in an amount equal to 0.50% of our average total assets. Management fees and waivers are expressed as a percentage of net assets in the table. Because holders of any Leverage Instruments do not bear management fees and other expenses, the cost to stockholders increases as leverage increases.

(8)	We accrue current income tax expense/(benefit) based on our net investment income/(loss) and our realized gains/(losses). As this expense/(benefit) is based in part on the amount of realized gains/(losses) in the portfolio, which cannot be accurately forecasted, the current tax expense/(benefit) in the table above is assumed to be zero. While before the commencement of operations these figures may not be accurately forecasted, this expense/(benefit) is based on our net investment income and realized capital gains and if we generate positive returns, this expense could be significant.

(9)	We accrue deferred income tax expense/(benefit) based on our unrealized gains/(losses). As this expense/(benefit) is based on the amount of unrealized gains/(losses) in the portfolio, which cannot be accurately forecasted, the deferred tax expense/(benefit) in the table above is assumed to be zero. While before the commencement of operations these figures may not be accurately forecasted, this expense/(benefit) is based on our net investment income and realized capital gains and if we generate positive returns, this expense could be significant.

The purpose of the first table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common stock. See “Management” on page 44 and “Dividend Reinvestment Plan” at page 53.

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in our common stock, assuming a     % interest and dividend yield on total assets, a 5% annual appreciation in net assets (prior to reinvestment of dividends and distributions) and expenses based on a management fee of 1.375% of average total assets and a 37.0% tax rate and the estimated offering costs of issuing Leverage Instruments assuming we issue Leverage Instruments representing 33 1/3% of our total assets (after their issuance) of $0.054 per share of Common Stock). In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. Based on these assumptions, total annual expenses after tax are     % of net assets attributable to our common stock in year 1 and annual expenses before tax are     % of net assets attributable to our common stock in year 1. The following example also assumes that all dividends and distributions are reinvested at net asset value.

	1 Year(1)	3 Years	5 Years	10 Years

After tax(2)(3)	$	$	$	$

The following example assumes that we do not incur expenses for income taxes:

	1 Year(1)	3 Years	5 Years	10 Years

Before tax(2)	$	$	$	$

(1)	Year 1 includes approximately $45 attributable to the sales load paid.

(2)	Expenses include the 1.375% annual management fee payable to KAFA as a percentage of average total assets.

(3)	Taxes calculated based on an assumed 5% annual appreciation in net assets (prior to reinvestment of dividends and distributions).

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. Actual expenses (including the cost of leverage, if any, and other expenses) may be greater or less than those shown.

The example assumes the waiver or reimbursement of base management fees of 0.50% on an annual basis of our average total assets in the first year as described above. KAFA has not agreed to reimburse us for any year beyond the first year. While the example above assumes a 5% annual return as required by the SEC, our performance will vary and may result in a return greater or less than 5%.

FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our SAI. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the Energy/Infrastructure Companies in which we invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the Energy/Infrastructure Companies in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of distributions and dividends from the Energy/Infrastructure Companies in which we intend to invest.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us and statements made in connection with initial public offerings such as this.

RISK FACTORS

Investing in our common stock involves a number of significant risks, and may not be suitable for someone with a low risk tolerance. We cannot assure you that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should carefully consider the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and prospects could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, our ability to pay dividends could be negatively impacted and you may lose all or part of your investment.

General

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding whether to purchase our common stock. For additional information about the risks associated with investing in our common stock, see “Investment Objective and Policies” and “Investment Policies and Techniques” in our SAI.

No Operating or Trading History

We are a newly organized, non-diversified, closed-end management investment company and have no operating or public trading history. Being a newly organized company, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Investment and Market Risk

An investment in our common stock is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common stock represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the publicly traded securities in our portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which we invest will affect the value of our common stock. Your common stock at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our dividends. We are primarily a long-term investment vehicle and should not be used for short-term trading. An investment in our common stock is not intended to constitute a complete investment program and should not be viewed as such.

Energy/Infrastructure Company Risks

We intend to have a substantial portion of our investments in the energy/infrastructure sector. The revenues, income (or losses) and valuations of Energy/Infrastructure Companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

Supply and Demand Risk.  A decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities, a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, or a sustained decline in demand for such commodities, may adversely impact the financial performance or prospects of Energy/Infrastructure Companies. Energy/Infrastructure Companies are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion of natural gas, natural gas liquids, crude oil or coal production, rising interest rates, declines in domestic or foreign production of natural gas, natural gas liquids and crude oil, accidents or catastrophic events, and economic conditions, among others.

Commodity Pricing Risk.  The return on our investments in MLPs, Upstream Energy Companies and Other Energy Companies will be dependent on the margins received by those companies for the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal. These margins may fluctuate widely in response to a variety of factors including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, the production and storage levels of energy commodities in certain regions or in the world, political instability, terrorist activities, transportation facilities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for MLPs, Upstream Energy Companies and Other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Industry Cyclicality Risk.  Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for commodities driven by a variety of factors. Commodity prices and assets values for energy-related assets are near historically high levels. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of MLPs, Upstream Energy Companies and Other Energy Companies in our portfolio. The marine transportation industry is cyclical with attendant volatility in charter rates and vessel values. Charter rates and vessel values are currently near historically high levels. The highly cyclical nature of the marine transportation industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of Marine Transportation Companies in our portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for natural gas, natural gas liquids, crude oil, refined products, coal, other commodities (such as coal, iron ore and grain) as well as global economic conditions. Historically, the marine transportation markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Decreases in demand for transportation of goods over longer distances and increases in the supply of tankers to carry those goods may materially adversely affect revenues, profitability and cash flows of Marine Transportation Companies.

Regulatory Risk.  Energy/Infrastructure Companies are subject to significant international, foreign, federal, state and local government regulation, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. For example, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an Energy/Infrastructure Company may face. More extensive laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy/Infrastructure Companies.

Operational Risk.  Energy/Infrastructure Companies are subject to various operational risks, such as disruption of operations, inability to timely and effectively integrate newly acquired assets, unanticipated operation and maintenance expenses, lack of proper asset integrity, underestimated cost projections, inability to renew or increased costs of rights of way, failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations. Thus, some Energy/Infrastructure Companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies.

Competition Risk.  The Energy/Infrastructure Companies in which we may invest will face substantial competition in acquiring assets, expanding or constructing assets and facilities, obtaining and retaining customers and contracts, securing trained personnel and operating their assets. Many of their competitors will have superior financial and other resources.

Acquisition Risk.  The ability of Energy/Infrastructure Companies to grow and, where applicable, to increase dividends or distributions to their equity holders can be highly dependent on their ability to make acquisitions of infrastructure assets that result in an increase in free cash flow. In the event that such companies are unable to make such accretive acquisitions because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts, because they are unable to raise financing for such acquisitions on economically acceptable terms, or because they are outbid by competitors, their future growth and ability to make or raise dividends or distributions will be limited and their ability to repay their debt and make payments to preferred equity holders may be weakened. Furthermore, even if these companies do consummate acquisitions that they believe will be accretive, the acquisitions may instead result in a decrease in free cash flow.

Catastrophe Risk.  The operations of Energy/Infrastructure Companies are subject to many hazards inherent in the transporting, processing, storing, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, coal, refined products or other commodities, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks, vessels or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined products or other commodities; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all Energy/Infrastructure Companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the Energy/Infrastructure Company’s operations and financial condition.

Depletion and Exploration Risk.  Energy reserves naturally deplete as they are produced over time. Many Energy/Infrastructure Companies are either engaged in the production of natural gas, natural gas liquids, crude oil, or coal, or are engaged in transporting, storing, distributing and processing these items or their derivatives on behalf of shippers. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or, through acquisitions. The financial performance of Energy/Infrastructure Companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the depleted reserves. If an Energy/Infrastructure Company fails to add reserves by acquiring or developing them, its reserves and production will decline over time as the reserves are produced. If an Energy/Infrastructure Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Terrorism/Market Disruption Risk.  The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the economy and the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect an Energy/Infrastructure Company’s operations in unpredictable ways, including disruptions of fuel supplies and markets, and infrastructure assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that infrastructure assets, specifically the United States’ pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Affiliated Party Risk.  Certain Energy/Infrastructure Companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy/Infrastructure Company’s parents or sponsors to satisfy its payments or obligations would impact the Energy/Infrastructure Company’s revenues and cash flows and ability to make distributions.

International Operations Risk.  Marine Transportation Companies often operate in foreign countries and across territorial or international waters. Changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government inspections or requisitioning of vessels. These types of events could interfere with shipping lanes and result in market disruptions and significant losses to Marine Transportation Company.

Risks Associated with Investment in Master Limited Partnerships

An investment in master limited partnership units involves some risks which differ from an investment in the common stock of a corporation. Holders of master limited partnership units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in master limited partnership units (see “Tax Risks — Tax Risks of Master Limited Partnerships”) and conflicts of interest exist between unit holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the master limited partnership.

Cash Flow Risk

We expect that a substantial portion of the cash flow received by us will be derived from our investment in equity securities of Energy/Infrastructure Companies. The amount of cash that an Energy/Infrastructure Company has available for dividends or distributions and the tax character of such dividends or distributions are dependent upon the amount of cash generated by the operations of the Energy/Infrastructure Company. Cash available for dividends or distributions will vary from month to month and is largely dependent on factors affecting the Energy/Infrastructure Company’s operations and factors affecting the energy/infrastructure sector in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an Energy/Infrastructure Company has available for dividends or distributions include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Interest Rate Risk

The values of equity and debt securities we expect to hold in our portfolio are susceptible to decline when interest rates rise. Accordingly, the market price of our common stock may decline when interest rates rise. Rising interest rates could adversely impact the financial performance of these companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

Financing Risk

Some of the portfolio companies in which we will invest may rely on capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risk factors associated with Energy/Infrastructure Companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations to us.

Tax Risks

Tax Risk of Master Limited Partnerships.  Our ability to meet our investment objective will depend on the level of taxable income and distributions and dividends we receive from the master limited partnerships and other Energy/Infrastructure Company securities in which we invest, a factor over which we have no control. The benefit we derive from our investment in master limited partnerships is largely dependent on the master limited partnerships being treated as partnerships for federal income tax purposes. As a partnership, a master limited partnership has no tax liability at the entity level. If, as a result of a change in current law or a change in a master limited partnership’s business, a master limited partnership were treated as a corporation for federal income tax purposes, such master limited partnership would be obligated to pay federal income tax on its income at the corporate tax rate. If a master limited partnership were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of a master limited partnership as a corporation for federal income tax purposes would result in a reduction in the after-tax return to us, likely causing a reduction in the value of our common stock.

Tax Law Change Risk.  Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the Energy/Infrastructure Companies in which we invest. Any such changes could negatively impact our common stockholders. Legislation could also negatively impact the amount and tax characterization of dividends received by our common stockholders. Legislation reduced the tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for taxable years beginning after December 31, 2010. In addition, legislation was recently introduced in the United States Congress that would deny the preferential rate of federal income tax currently imposed on qualified dividend income with respect to dividends received from a non-U.S. corporation, unless the non-U.S. corporation either is eligible for benefits of a comprehensive income tax treaty with the United States or is created or organized under the laws of a foreign country which has a comprehensive income tax system. If enacted, this legislation could cause the dividends paid by some of the non-U.S. companies in which we invest to become subject to a higher rate of income tax than currently applicable rates.

Other Tax Risks of Master Limited Partnerships.  As a limited partner in the master limited partnerships in which we invest, we will receive our share of income, gains, losses, deductions, and credits from those master limited partnerships. Historically, a significant portion of income from master limited partnerships has been offset by tax deductions. As a result, this income has been significantly lower than cash distributions paid by master limited partnerships. We will incur a current tax liability on our share of a master limited partnership’s income and gains that is not offset by tax deductions, losses, and credits, or our net operating loss carryforwards, if any. The percentage of a master limited partnership’s income and gains which is offset by tax deductions, losses, and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by master limited partnerships held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability to us.

We will accrue deferred income taxes for our future tax liability associated with that portion of distributions from master limited partnerships considered to be a tax-deferred return of capital as well as capital appreciation of our investments in such master limited partnerships. Upon our sale of an interest in a master limited partnership, we may be liable for previously deferred taxes. We will rely to some extent on information provided by master limited partnerships, which will not necessarily be timely, to estimate deferred tax liability for purposes of financial statement reporting. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Tax Risks of Corporations.  Our investments may include investments in companies that are classified as corporations for federal income tax purposes. Any distributions received by us from these companies would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). The amount of a corporate distribution taxable to us a dividend will depend upon the earnings and profits of the company making the distribution. Historically, the companies in which we intend to invest have made distributions to common stockholders in excess of earnings and profits. However, a company’s earnings and profits may fluctuate over time for various reasons. An increase in a company’s earnings and profits may result in a greater proportion of a corporate distribution being treated as a taxable dividend, resulting in an increased current tax liability to us.

Deferred Tax Risks of Investing in our Common Stock.  A reduction in the percentage of dividends and distributions treated as a return of capital we receive from our portfolio companies will reduce that portion of our common stock dividend treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to our common stockholders. An increase in portfolio turnover that causes higher realized gains will result in higher earnings and profits for us and, therefore, increase that portion of our common stock dividend treated as dividend income. This will result in lower after-tax dividends to our common stockholders. See the “Tax Matters” section at page 59 in this prospectus and also in our SAI.

Delay in Use of Proceeds

Although we intend to invest the proceeds of this offering in accordance with our investment objective as soon as practicable, such investments may be delayed if suitable investments are unavailable at the time or if we are unable to secure firm commitments for direct placements. Pending investment in our Targeted Investments, the proceeds of the offering may temporarily be invested in cash, cash equivalents, repurchase agreements or in debt securities that are rated AA or higher. Income we received from these securities would likely be less than returns sought pursuant to our investment objective and policies. See “Use of Proceeds” at page 30.

Market Discount From Net Asset Value Risk

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common stock will depend entirely upon whether the market price of our common stock at the time of sale is above or below the investor’s purchase price for our common stock. Because the market price of our common stock is affected by factors such as net asset value, dividend levels (which are dependent, in part, on expenses), supply of and demand for our common stock, stability of dividends, trading volume of our common stock, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value or at, below or above the offering price.

Leverage Risk

Our use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the investments purchased with leverage, net of increased expenses associated with such leverage, do not cover the cost of such leverage, the return to our common stock will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be used or will be successful. Leverage involves other risks and special considerations for common stockholders including: the likelihood of greater volatility of net asset value and market price of our common stock than a comparable portfolio without leverage; the risk of fluctuations in dividend rates or interest rates on Leverage Instruments; that the dividends paid on the preferred stock and the interest rates on borrowings may reduce the returns to our common stockholders or result in fluctuations in the dividends paid on our common stock; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of our common stock than if we were not leveraged, which may result in a greater decline in the market price of our common stock; and when we use leverage, the investment management fee payable to KAFA may be higher than if we did not use leverage.

The funds borrowed pursuant to a debt instrument (such as a credit line or auction rate notes), or obtained through the issuance of shares of preferred stock, constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any debt instrument are senior to the rights of holders of common stock and preferred stock, with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common stock or preferred stock or purchase common stock or preferred stock unless at such time, we meet certain asset coverage requirements and no event of default exists under any debt instrument. In addition, we may not be permitted to pay dividends on common stock unless all dividends on the preferred stock and/or accrued interest on debt instruments have been paid, or set aside for payment. In an event of default under a debt instrument, the lenders have the right to cause a liquidation of collateral (i.e., sell our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in our being subject to covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common stock in certain instances. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. KAFA does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common stockholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common stock if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred stockholders which may adversely affect the interests of our common stockholders. See “Description of Capital Stock — Preferred Stock” on page 54.

Liquidity Risk

Although the equity securities of the companies in which we invest generally trade on major stock exchanges, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, we may be one of the largest investors in certain sub-sectors in which we invest. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. These securities are also more difficult to value, and KAFA’s judgment as to value will often be given greater weight than market quotations, if any exist. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities.

We also expect to invest in unregistered or otherwise restricted securities. “Restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 90 days, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of

1933, as amended (the “Securities Act”), unless an exemption from such registration is available. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we generally must do so (i) in a private transaction exempt from registration requirements or (ii) if we have contractual registration rights and we exercise such rights, in a registered offering. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

We expect our investments in restricted securities to include investments in private companies. These securities are not registered under the Securities Act for sale by us until the company becomes a public company. Accordingly, in addition to the risks described above, our ability to dispose of such securities on favorable terms may be limited until the portfolio company becomes a public company.

Valuation Risk

Market prices may not be readily available for certain of our investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Directors or its designee pursuant to procedures adopted by the Board of Directors. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value.

Additionally, the value of these securities typically requires more reliance on the judgment of KAFA than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so. See “Net Asset Value” on page 51.

Derivatives Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, floors or collars or credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions may not be otherwise available to us for investment purposes.

We may write covered call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common stock. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common stock. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap transactions. Early termination of a swap could result in a termination payment by or to us.

We intend to segregate liquid assets against or otherwise designate collateral to cover our future payment obligations, if any, to counterparties under such swap transactions, as adjusted on a mark-to-market basis. However, to the extent that we do not make such segregations or designations, we intend to provide that our future payment obligations under swap agreements for which we have not segregated liquid assets against or otherwise designated collateral to cover, together with any outstanding Leverage Instruments, will not exceed 33 1/3% of our total assets. Payment obligations under swap agreements and other derivative transactions against which liquid assets are not segregated (“uncovered embedded leverage obligations”) and the use of Leverage Instruments by us will be subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets (excluding any liquid assets segregated for any covered obligations) less liabilities (other than the amount of such Leverage Instruments) is at least 300% of the principal amount of such Leverage Instruments and the amount of our uncovered embedded leverage obligations. In other words, the principal amount of such Leverage Instruments and the amount of our uncovered embedded leverage obligations may not exceed 33 1/3% of our total assets.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common stock. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the net asset value of our common stock. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common stock.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on our collateral deposited with such broker-dealer.

Non-Diversification Risk

We are a non-diversified, closed-end investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities we hold.

Under normal market conditions, we intend to invest 80% of our total assets in securities of Energy/Infrastructure Companies, primarily in equity securities of Midstream MLPs and, to a lesser extent, Marine Transportation Companies and Upstream MLPs. We may invest substantially all of our total assets in companies that derive the majority of their revenue from either activities in the energy sector or activities in the infrastructure sector, or activities in both sectors. As of June 15, 2007, there were 109 publicly listed MLPs and Marine Transportation Companies with an aggregate equity market capitalization of approximately $170 billion. We primarily select our investments in publicly traded securities from securities issued by MLPs and Marine Transportation Companies in this small pool, together with securities issued by newly public MLPs and Marine Transportation Companies, if any.

As a result of selecting our investments from this small pool of publicly traded securities, a change in the value of one of our investments may have a significant impact on the value of our investment portfolio if a sufficiently large portion of our portfolio is committed to that investment. Additionally, we will select a portion of our public investments from a small pool of publicly traded MLPs and Marine Transportation Companies, which makes it more likely the Fund will concentrate in fewer investments, and, therefore, a material portion of the portfolio will more likely be affected from changes in value of companies within the pool. In addition, as there can be a correlation in the valuation of the securities in our portfolio, a change in value of the securities of one such company could negatively influence the valuations of the securities of other publicly traded companies that we may hold in our portfolio.

As we will invest at least 80% of our total assets in Energy/Infrastructure Companies under normal market conditions, a decline in value of the securities of such issuers or a downturn in the sector or sectors might have a more severe impact on us than on an investment company that is more broadly diversified.

Equity Securities Risk

The equity securities of the Energy/Infrastructure Companies in which we invest may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of Energy/Infrastructure Companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the prices of MLP and other Energy/Infrastructure Company equity securities may be sensitive to rising interest rates given their yield-based nature.

Small-Cap and Mid-Cap Company Risk

Certain of the companies in which we may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies respectively). Investing in the securities of small-cap or mid-cap companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies and may be more vulnerable to adverse general market or economic developments. Stocks of these companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by the investment community, which may result in reduced demand.

Portfolio Turnover Risk

We anticipate that our annual portfolio turnover rate will be approximately 15%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Kayne Anderson Energy/Infrastructure Fund — Investment Practices — Portfolio Turnover” on page 40.

Interest Rate Hedging Risk

We may in the future hedge against interest rate risk resulting from our leveraged capital structure. We do not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps and similar techniques, the cost of which can be significant. In addition, our success in using hedging instruments is subject to KAFA’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that KAFA’s judgment in this respect will be accurate. Depending on the state of interest rates in general, our use of interest rate hedging instruments could enhance or decrease investment company taxable income available to the holders of our common stock. To the extent there is a decline in interest rates, the value of interest rate swaps could decline, and result in a decline in the net asset value of our common stock. In addition, if the counterparty to an interest rate swap defaults, we would not be able to use the anticipated net receipts under the interest rate swap to offset our cost of financial leverage.

Risks Associated with an Investment in Non-U.S. Companies

Non-U.S. Securities Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Non-U.S. Currency Risk.  Because we may to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments.

Currency Hedging Risk.  We may in the future hedge against currency risk resulting from investing in non-U.S. Energy/Infrastructure Companies valued in non-U.S. currencies. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on KAFA’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. The use of hedging transactions may result in us incurring losses as a result of matters beyond our control. For example losses may be incurred because of the imposition of exchange controls, suspension of settlements or our inability to deliver or receive a specified currency.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our common stock and dividends can decline.

Management Risk

Our portfolio is subject to management risk because it is actively managed. KAFA applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

Debt Securities Risks

Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.

Credit Risk.  An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Prepayment Risk.  Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities.

Below Investment Grade and Unrated Debt Securities Risk.  Below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc., from B- to BB+ by Fitch Ratings or Standard & Poor’s, or comparably rated by another rating agency. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

In addition, the prices of these below investment grade and unrated debt securities are more sensitive to negative developments, such as a decline in the issuer’s revenues, downturns in profitability in the energy sector or a general economic downturn, than are the prices of higher grade securities. The market value of below investment grade and unrated debt securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade or unrated debt security held in our portfolio in the payment of principal or interest, we may incur additional expense to the extent we are required to seek recovery of such principal or interest.

Liquidity Risk.  Below investment grade and unrated debt securities tend to be less liquid than investment grade securities and the market for below investment grade and unrated debt securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for us to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. We may invest in below investment grade and unrated corporate bank loans. The re-sale market for these loans tends to be very concentrated with the principal market marker (usually the financial institution that underwrote the loan) accounting for much of the trading activity. If the entity acting as the principal market maker for a corporate bank loan stops making a market for that loan, our sale options will be limited and the price at which we can sell will be reduced.

For a further description of below investment grade and unrated debt securities and the risks associated therewith, see “Investment Policies and Techniques” in our SAI. For a description of the ratings categories of certain rating agencies, see Appendix A to our SAI.

Dependence on Key Personnel of Kayne Anderson

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investments in the midstream energy sector. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. For a description of Kayne Anderson, see “Management — Investment Adviser” at page 44. We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that KAFA will remain our investment adviser or that we will continue to have access to Kayne Anderson’s contacts and access to certain individuals and investments in the energy infrastructure and energy sector.

Conflicts of Interest of Kayne Anderson

General.  Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific investment opportunities. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with Energy/Infrastructure Companies. Additionally, to the extent that Kayne Anderson sources and structures private investments, certain employees of Kayne Anderson may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

Other Investment Companies.  KAFA also manages Kayne Anderson MLP Investment Company, a closed end investment company listed on the New York Stock Exchange under the ticker “KYN,” Kayne Anderson Energy Total Return Fund, Inc., a closed end investment company listed on the New York Stock Exchange under the ticker “KYE,” and Kayne Anderson Energy Development Company, a business development company listed on the New York Stock Exchange under the ticker “KED” (collectively with us, the “Public Funds”), and KACALP manages several private investment funds (collectively, “Affiliated Funds”). Some of the Affiliated Funds have investment objectives that are similar to or overlap with ours. In particular, certain Affiliated Funds invest in Energy/Infrastructure Companies. Further, Kayne Anderson may at some time in the future, manage other investment funds or accounts with the same investment objective as ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and procedures adopted by Kayne Anderson and approved by our Board of Directors. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better execution for us.

Portfolio Company Affiliations.  From time to time, we may “control” or may be an “affiliate” of one or more of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including our investment adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, we and any portfolio company that we control are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any of our directors or officers, our investment adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit our affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to us or any portfolio company that we control certain securities or other property and from lending to and borrowing from us or any portfolio company that we control monies or other properties.

We believe that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as privately negotiated limited partnership interests of the kind in which we invest. As a result, it is possible that the SEC staff may consider that the certain securities investments in private limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, we may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, we do not intend to treat any class of securities we hold as “voting securities” unless the security holders of such class have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or we have an economic interest of sufficient size that otherwise gives us the de facto power to exercise a controlling influence over the partnership. We believe this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that we own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, we will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. We or any portfolio company that we control, and our affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. We cannot assure you, however, that we would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if we were allowed to engage in such a transaction that the terms would be more or as favorable to us or any company that we control as those that could be obtained in arms length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for us or on the type of investments that we could make.

Allocation.  As discussed above, under the 1940 Act, we and our affiliates, including the Public Funds and the Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that we control. Except as permitted by law, Kayne Anderson will not co-invest its other clients’ assets in the private transactions in which we invest. Kayne Anderson will allocate private investment opportunities among the Public Funds and the Affiliated Funds, including us, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Public Fund and Affiliated Fund has available for investment and the investment objectives of the Public Funds and the Affiliated Funds. These allocation policies may result in the allocation of investment opportunities to another Public Fund or an Affiliated Fund rather than to us. The policies contemplate that Kayne Anderson will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to a Public Fund or an Affiliated Fund, in priority to other prospectively interested advisory clients, including us. In this regard, when applied to specified investment opportunities that would normally be suitable for us, the allocation policies may result in certain other Public Funds or Affiliated Funds having greater priority than us to participate in such opportunities depending on the totality of the considerations, including, among other things, our available capital for investment, our existing holdings, applicable tax standards to which we may then be subject and the ability to efficiently liquidate a portion of our existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

Priority.  We may invest in equity securities of privately held companies. As part of our investment criterion, such investments must have liquidity expectations (e.g., plans to complete an initial public offering or sale of the company) of less than two years at the time of our investment. Kayne Anderson Energy Development Company, a business development company managed by KAFA, generally will have a right of first refusal with respect to prospective investment opportunities in securities of privately held companies that might otherwise be considered for us, and, as a result, our ability to invest in such securities may be limited.

Management Fee Calculation.  The investment management fee paid to KAFA is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of KAFA, our Board of Directors and its Valuation Committee, and a third-party valuation firm will participate in the valuation of our securities. See “Net Asset Value” at page 51.

Certain Affiliations

We are currently affiliated with KA Associates, Inc., an NASD member broker-dealer. Absent an exemption from the SEC or other regulatory relief, we are generally precluded from effecting certain principal transactions with affiliated brokers, and our ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit our ability to engage in securities transactions and take advantage of market opportunities. In addition, until completion of the initial public offering of our common stock, we will be precluded from effecting principal transactions with brokers who are members of the syndicate. KA Associates, Inc. is a member of the selling group of this offering. See “Underwriting” on page 62.

Anti-Takeover Provisions

Our Charter, Bylaws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of us, to convert us to open-end status, or to change the composition of our Board of Directors. We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and provisions authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our Charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, could have the effect of discouraging, delaying, deferring or preventing a transaction or a change in control that might otherwise be in the best interests of our stockholders. As a result, these provisions may deprive our common stockholders of opportunities to sell their common stock at a premium over the then current market price of our common stock. See “Description of Capital Stock” on page 54.

USE OF PROCEEDS

The net proceeds of the offering of common stock will be approximately $      ($      if the underwriters exercise the over-allotment option in full) after payment of the estimated offering expenses of $      and the deduction of the underwriting discount. Our net asset value will be reduced following the offering by the amount of the underwriting discount and offering expenses paid by us. We will invest the net proceeds of the offering in accordance with our investment objective and policies as described herein. We currently anticipate that we will be able to invest the net proceeds of this offering in accordance with our investment objective within six months after the completion of this offering, and we may thereafter use financial leverage. However, it may take longer than six months to invest those proceeds in unregistered or otherwise restricted securities. We will consider the net proceeds of this offering to be substantially invested in accordance with our investment objective within six months after the completion of this offering if, within that period, substantially all of the net proceeds are invested as follows: (i) at least 80% are invested in securities of Energy/Infrastructure Companies, and (ii) substantially all of the remaining net proceeds are invested in any kinds of non-cash securities that we characterize as investments pursuing a high after-tax total return. Pending investment in our Targeted Investments, it is anticipated that the proceeds will be invested in cash, cash equivalents, repurchase agreements or in debt securities that are rated AA or higher.

DIVIDENDS

We intend to pay quarterly dividends to our stockholders out of legally available funds. Our quarterly dividends, if any, will be determined by our Board of Directors. We anticipate that we will pay a dividend on or about October 15, 2007 for the period from the closing of this offering to August 31, 2007. There is no assurance we will continue to pay regular dividends or that we will do so at a particular rate.

We will be obligated to pay federal and state income tax with respect to our income, thereby subjecting our income to a double layer of taxation upon distribution to our taxable common stockholders. However, we expect that only a portion of the cash payments we receive from our investments will constitute taxable income. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners, due to a variety of factors, including significant non-cash deductions, such as depreciation. If the cash distributions exceed the taxable income reported in a particular tax year, such excess cash distributions would not be taxed as income to us in that tax year but rather would be treated as a return of capital for federal income tax purposes to the extent of our basis in equity securities of MLPs. To a lesser extent, equity securities of Marine Transportation Companies in which we intend to invest historically have made cash distributions to common stockholders that exceed taxable income per share. Because the cash distributions received from our portfolio holdings are expected to exceed the earnings and profits associated with owning such portfolio holdings, we expect that a significant portion of our dividends will be paid from sources other than our current or accumulated earnings, income or profits. The portion of the dividend which exceeds our current or accumulated earnings and profits will be treated as a “return of capital” to the extent of a stockholder’s basis in our common stock, then as capital gain. A “return of capital” represents a return of a stockholder’s original investment in our shares, and should not be confused with a dividend from earnings and profits.

Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require us to provide a written statement accompanying payment from any source other than our income that adequately discloses the source or sources of such payment. Nevertheless, stockholders who periodically receive distributions from us may be under the impression that such payments are made from our income, when, in fact, they are not. Accordingly, stockholders should carefully read any written disclosure accompanying a distribution and should not assume that the source of payment is our income.

Various factors will affect the levels of cash we receive from our investments, as well as the amounts of income and return of capital represented by such cash. To permit us to maintain a more stable quarterly dividend, we may distribute less or more than the entire amount of cash we receive from our investments in a particular period. Any undistributed cash would be available to supplement future dividends, and until distributed would add to our net asset value. Correspondingly, once distributed, such amounts will be deducted from our net asset value. Any cash dividends in excess of the cash we receive from our investments in a particular period will decrease our net asset value. Furthermore, a portion of our dividend may be from (a) non cash sources such as paid-in-kind distributions on debt, preferred stock and equity investments or (b) realized gains upon the sale of portfolio securities.

In connection with this offering, we have established an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will generally be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan and elect to receive cash dividends. See “Dividend Reinvestment Plan.” For tax consequences associated with the dividend reinvestment plan, see “Tax Matters.”

KAYNE ANDERSON ENERGY/INFRASTRUCTURE FUND

About Us

We are a newly organized, non-diversified, closed-end investment company registered under the 1940 Act, and formed as a Maryland corporation on May 8, 2007. As a newly organized entity, we have no operating or public trading history. Our principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002, and our telephone number is (713) 493-2020. Certain of our corporate officers and certain other significant investment personnel and operations are based in our Los Angeles office at 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067.

Investment Objective

Our investment objective is to obtain a high after-tax total return. We seek to attain that objective by investing at least 80% of our total assets in securities of Energy/Infrastructure Companies. We may invest substantially all of our total assets in companies that derive the majority of their revenue from either activities in the energy sector or activities in the infrastructure sector, or activities in both sectors. We anticipate that substantially all of our investments in Energy/Infrastructure Companies will consist of investments in companies in the Energy/Infrastructure Investment Universe.

We expect that a key focus area for our investments in the Energy/Infrastructure Investment Universe will be equity investments in Midstream MLPs and, to a lesser extent, Marine Transportation Companies and Upstream MLPs. We also may make debt investments in Upstream Energy Companies. We refer to these investments as our “Targeted Investments.”

Our investment objective is considered a fundamental policy and therefore may not be changed without the approval of the holders of a “majority of the outstanding” voting securities. When used with respect to our voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the voting securities are present or represented by proxy, or (ii) more than 50% of the voting securities, whichever is less. There can be no assurance that we will achieve our investment objective. For a more complete discussion of our portfolio composition, see “— Portfolio Composition” on page 36 and “— Description of Securities” on page 37.

Investment Policies

Under normal market conditions:

•	We will invest at least 80% of our total assets in securities of Energy/Infrastructure Companies. This investment policy is considered a fundamental policy and therefore may not be changed without the approval of the holders of a majority of our outstanding voting securities. We anticipate that substantially all of our investments in Energy/Infrastructure Companies will consist of investments in companies in the Energy/Infrastructure Investment Universe. We expect these will primarily consist of equity securities of Midstream MLPs, and, to a lesser extent, Marine Transportation Companies and Upstream MLPs.

•	We will invest primarily in equity securities such as common units, subordinated units, common stocks, preferred stocks, convertible securities, warrants and depository receipts.

Additionally, under normal market conditions, we will be subject to the following restrictions, which can be modified by our Board of Directors:

•	We may invest up to 15% of our total assets in equity securities of Upstream MLPs.

•	We may invest up to 20% of our total assets in debt securities. Up to 10% of our total assets may include unrated debt securities and debt securities rated below B3 by Moody’s Investors Service, Inc. or B- by Standard & Poor’s or Fitch Ratings. The balance of such fixed-income investments may be invested in debt securities of publicly traded companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency.

•	During the first year of operations, in order to expedite the ramp-up of our investment portfolio, we may invest up to 75% of our total assets in unregistered or otherwise restricted securities. Thereafter, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities. For purposes of this limitation, “restricted securities” include (i) registered securities of public companies subject to a lock-up period greater than 90 days, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period. We will not invest more than 20% of our total assets in equity securities of privately held companies and in restricted securities of public companies in which we own more than 33 1/3% of such companies’ equity securities.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.

The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in Energy/Infrastructure Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies that are listed or traded on a stock exchange in North America, but may invest in companies listed or traded on an exchange anywhere in the world. We will invest in companies of any market capitalization.

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of shares of auction rate notes, auction rate preferred stock and other forms of borrowing (each a “Leverage Instrument” and collectively, the “Leverage Instruments”) in an aggregate amount of up to 33 1/3% of our total assets, which includes assets obtained through such financial leverage. We may not be leveraged at all times and the amount of leverage, if any, may vary depending on a variety of factors, including the costs that we would incur as a result of leverage, market conditions and available investment opportunities. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. Leverage Instruments will have seniority over our common stock. If we use Leverage Instruments, associated costs will be borne by common stockholders and result in a reduction of the net asset value of our common stock. We do not intend to use Leverage Instruments until the proceeds of this offering are substantially invested in accordance with our investment objective. See “Use of Financial Leverage” on page 41. Because KAFA’s management fee is based upon a percentage of our total assets, KAFA’s fee will be higher if we employ leverage. Therefore, KAFA will have a financial incentive to use leverage, which may create a conflict of interest between KAFA and our common stockholders. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is used. The use of financial leverage involves significant risks. See “Risk Factors — Leverage Risk” on page 20.

We may use derivative investments to hedge against interest rate and market risks, but are not obligated to do so. We may engage in various interest rate hedging transactions, including forward contracts, swaps, buying or selling options and other derivatives transactions. In particular, to the extent that we use leverage, we expect to utilize hedging techniques such as swaps on a portion of our leverage to mitigate potential interest rate risk.

We may write (or sell) covered call options on the securities held in our portfolio. We will not write uncovered calls. We do not anticipate that these strategies will comprise a substantial portion of our investments. See “Risk Factors — Derivatives Risk” at page 22.

Investment Process

KAFA will seek to identify securities that offer a combination of quality, growth and yield intended to result in superior after-tax total returns over the long term. KAFA’s securities selection process will include a comparison of quantitative, qualitative, and relative value factors that are developed through its proprietary analysis and valuation models. To determine whether an investment meets its criteria, KAFA generally will look for, among other things, a strong record of distribution or dividend growth, solid ratios of debt to equity and debt to cash flow, appropriate coverage ratios with respect to distributions to unit holders, attractive incentive distribution structures and a respected management team. Based on these and other considerations, KAFA will assess an issuer’s future business prospects, strategy and expected financial performance in making an investment decision.

A portion of the publicly traded securities in our portfolio is expected to be comprised of a set of longer-term core holdings reflecting KAFA’s views of issuer fundamentals based on the application of the selection process described above. The balance of the portfolio’s publicly traded securities will consist of shorter-term investments reflecting KAFA’s views of the anticipated impact of near-term catalysts such as pending equity issuances, pending announced acquisitions, rating agency actions, research analyst commentary and other issuer-specific developments.

KAFA will identify potential private investments through its dialogue with management teams, members of the financial community and energy industry participants with whom KAFA’s investment professionals have long-term relationships. KAFA will pursue opportunities to make negotiated direct investments in issuers where its analysis indicates a need for additional capital. It will also seek opportunities to purchase outstanding securities on favorable terms from holders who have a desire but limited ability to monetize their holdings.

Characteristics of Our Targeted Investments

For the reasons discussed below we believe that the returns for our Targeted Investments have the potential to be more attractive on a risk-adjusted basis than investments in other industries.

•	Growing asset class. Infrastructure assets are growing both in size and importance to the global economy. These long-lived assets, which are critical in the transportation of energy and other commodities from their point of production to the end user, include pipelines, storage facilities, terminals, ships and other related assets. Shifts in global energy resource supply and end-user demand, primarily driven by emerging economies in China and India have created increasing global demand for infrastructure assets. Additionally, shifts in domestic supply locations, as well as increased domestic end-user demand, have created the need for additional energy infrastructure assets.

•	Stable cash flows. We expect that our investments will be focused on companies that have relatively stable cash flows. In particular, we believe that a substantial portion of the assets owned by Midstream MLPs are fee-based assets with limited commodity price risk. Additionally, the fees or tariffs that Midstream MLPs charge their customers are often regulated at the federal or state level, and are often subject to escalation based on the rate of inflation. Our investments in Marine Transportation Companies will be focused on those companies with time charters, which generally provide more stable earnings and cash flows. Our investments in Upstream MLPs and Upstream Energy Companies will generally focus on assets that have lower-risk such as exploitation and development opportunities and assets with long-lived production.

•	High barriers to entry. Due to the high cost of constructing and the extensive time required to obtain all the necessary environmental and regulatory approvals required to construct new energy infrastructure assets, the barriers to enter the sector are high. As a result, an existing network of integrated energy infrastructure assets may be difficult to replicate. These barriers to entry create a competitive advantage for existing Energy/Infrastructure Companies with significant operations.

•	Steady distributions with attractive growth profiles. As of June 15, 2007, MLPs provided an average annual yield of 5.7%, based on the Citigroup MLP Index. This yield was calculated as the simple arithmetic average of the individual yields of all MLPs comprising the Citigroup MLP Index. Each individual yield is the quotient of such MLP’s annualized quarterly cash distribution divided by its closing share price as of June 15, 2007. Yield figures include dividends from earnings and profits and distributions constituting a return of capital invested. Additionally, from January 1, 2002 through January 1, 2007, the distributions from these 35 master limited partnerships increased at a compounded average annual rate of 8.9%. As of June 15, 2007, the 33 Marine Transportation Companies that currently pay dividends and distributions had an average yield of 5.9%, based on dividends paid and distributions made over the prior 12 months. We plan to invest in Marine Transportation Companies that pay dividends and distributions.

•	Favorable growth dynamics. We expect future growth in marine transportation of energy-related commodities to be driven primarily by three main factors: (i) increases in worldwide oil and natural gas consumption; (ii) growing import dependency of major consuming countries for crude oil, refined products and natural gas; and (iii) longer voyages as commodities are shipped farther distances. We expect future growth in marine transportation of containers and dry bulk to be driven primarily by continued growth in world trade, increased international demand for iron ore and coal, and increased demand for dry bulk as a result of infrastructure building programs globally.

•	Increasing size and liquidity. As of June 15, 2007, there were 109 publicly listed MLPs and Marine Transportation Companies with an aggregate equity market capitalization of approximately $170 billion. Since the beginning of 2003, the number of publicly listed MLPs and Marine Transportation Companies has increased from 47 to 109 and the aggregate average daily trading volume has increased from approximately $90 million to approximately $760 million.

•	Growing market for private transactions. Over the last several years, public companies within the MLP sector have shown increased willingness to issue restricted securities to sophisticated institutional investors, rather than accessing the public markets. These transactions have often helped to reduce the time required to obtain funds, increase the amount of available capital, as well as give the issuer more flexibility with respect to the type of security issued. These transactions also enable institutional investors to make sizable investments at a discount to current market prices. Through its three publicly traded investment companies, Kayne Anderson has completed 31 private transactions with over $1.3 billion in transaction value since November 2004.

Competitive Strengths

We believe that our investment adviser’s market knowledge, experience and industry relationships will enable it to identify investment opportunities in companies in the Energy/Infrastructure Investment Universe. The senior professionals of KAFA have developed a strong reputation in the energy sector and have many long-term relationships with industry executives, which we believe gives us an important advantage in sourcing and structuring transactions. We should also benefit from access to the extensive sourcing relationships and sector expertise of KACALP and its senior professionals.

•	Market Knowledge and Sourcing Network. Because of the history, market presence and long-term relationships that senior professionals of our investment adviser have developed with management teams of Energy/Infrastructure Companies, we believe that we will have access to investment opportunities in our target markets. Additionally, our investment adviser’s substantial market knowledge will provide it with the ability to recognize long-term trends in the energy/infrastructure sector and to identify differences in value among individual investment opportunities. We believe our investment adviser’s senior professionals can capitalize on opportunities to source investments that may not be readily available to other investors. We intend to originate a substantial number of our investment opportunities in addition to investing as a participant in transactions originated by other firms.

•	Transaction Structuring Expertise. Our investment adviser has extensive experience identifying and structuring investments. This experience, combined with KAFA’s ability to engage in regular dialogue with industry participants and other large holders of infrastructure securities to better understand the capital needs of prospective portfolio companies, give it an advantage in structuring transactions mutually attractive to us and the portfolio company. Further, our ability to fund a meaningful amount of the capital needs of prospective portfolio companies provides us an advantage over other potential investors with less capital to employ in the sector.

•	Technical Expertise. Kayne Anderson’s investment team includes individuals with extensive technical, industry and reserve engineering expertise, further distinguishing Kayne Anderson from other investors by enabling it to assess the underlying asset quality and business fundamentals of its investments in Energy/Infrastructure Companies. We believe this expertise will enable our investment adviser to identify investments that offer superior potential for income and capital appreciation.

Businesses in Which We Seek to Invest

Midstream MLPs.  Midstream MLPs are businesses that operate energy-related logistical assets used to gather, transport, process, treat, terminal, store, refine, distribute, mine or market natural gas, natural gas liquids, crude oil, refined products or coal. Services provided by Midstream MLPs relating to natural gas include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Services provided by Midstream MLPs relating to crude oil include the gathering, transportation, storage and terminalling of crude oil. Services provided by Midstream MLPs relating to refined products include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

Marine Transportation Companies.  Marine Transportation Companies provide transportation and distribution services through the ownership and operation of several types of vessels, such as crude oil tankers, refined products tankers, liquefied natural gas (“LNG”) tankers, tank barges, tugboats, dry bulk carriers, container vessels and other tankers, and related services. The marine transportation industry plays an important role in supporting international trade and is expected to benefit from future global economic growth and development.

Upstream MLPs.  Upstream MLPs are businesses engaged in the acquisition, exploitation and development of natural resources, including natural gas, natural gas liquids and crude oil. After production, these natural resources are sold, either before or after they are processed and transported, to various parties including Midstream MLPs, downstream energy businesses, and retail or industrial end-users. As the underlying reserves of an Upstream MLP are produced, the remaining reserves available are depleted. Upstream MLPs may seek to maintain or expand their reserves and production through acquisition of reserves from other companies, exploration and development of existing resources.

Upstream Energy Companies.  Upstream Energy Companies are businesses engaged in the acquisition, exploration, development and production of natural resources, including natural gas, natural gas liquids and crude oil. After extraction and production, these natural resources are sold, either before or after they are processed and transported, to various parties including midstream Energy Companies, downstream energy businesses, and retail or industrial end-users. As the underlying reserves of an Upstream Energy Company are produced, the remaining reserves available are depleted. Upstream Energy Companies may seek to maintain or expand their reserves and production through exploration of new sources of supply, through the development of existing sources, or through purchases of reserves from other companies.

Other Energy Companies.  In addition to the companies in the Energy/Infrastructure Investment Universe mentioned above, we may invest in companies that own and operate energy assets or provide energy-related services. Such companies must derive 50% or more of their revenue from operating assets used in, or providing energy-related services for, the exploitation, exploration, development, production, gathering, transportation, processing, treating, terminalling, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.

Portfolio Composition

Our portfolio will be composed principally of the investments in Energy/Infrastructure Investment Universe as described above. We expect that the securities in which we primarily invest will be equity securities of Midstream MLPs and, to a lesser extent, Marine Transportation Companies and Upstream MLPs. We also may make debt investments in Upstream Energy Companies. We anticipate that a substantial portion of our investments will be unregistered or otherwise restricted securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the “Securities Act”) unless an exemption from such registration is available. The term “restricted securities” refers to (i) registered securities of public companies subject to a lock-up period greater than 90 days, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period. Restricted securities may be more difficult to value and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we generally must do so (i) in a private transaction exempt from registration requirements or (ii) if we have contractual registration rights and we exercise such rights, in a registered offering. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and purchaser of the securities. We would, in either case, bear the risks of any reduction in value during that period. The difficulties and delays associated with selling restricted securities may result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Description of Securities

Master Limited Partnerships.  Master limited partnership are entities that are structure as limited partnerships or as limited liability companies treated as partnerships. The units for these entities are listed and traded on a U.S. securities exchange. To qualify as a master limited partnership, the entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code. These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. Limited partnerships have two classes of interests — general partner interests and limited partner interests. The general partner typically controls the operations and management of the partnership through an equity interest in the limited partnership (typically up to 2% of total equity). Limited partners own the remainder of the partnership and have a limited role in the partnership’s operations and management.

Master limited partnerships organized as limited partnerships generally have two classes of limited partner interests — common units and subordinated units. The general partner of the master limited partnership is typically owned by a major company, an investment fund, the direct management of the limited partnership or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner owner common units, subordinated units and IDRs in addition to its general partner interest in the master limited partnership.

Master limited partnerships may be structured such that common units have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to holders of both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a distribution. The holders of the incentive distribution rights, or IDRs (usually the general partner) are eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs receive an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the IDRs can reach a tier where the holder receives 48% of every incremental dollar paid to common and subordinated unit holders. These IDRs encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the master limited partnership.

The following summarizes in further detail certain features of equity securities of master limited partnerships. Also summarized below are certain features of I-Shares, which represent an ownership interest issued by an affiliated party of a master limited partnership.

Common Units.  Common units represent a master limited partnership interest and may be listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the master limited partnership. Directly or through our wholly owned subsidiaries, we intend to purchase common units in market transactions as well as in primary issuances directly from the master limited partnership or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. The master limited partnerships we invest in will generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the master limited partnership.

Subordinated Units.  Subordinated units are typically issued by master limited partnerships to their original sponsors, such as their management teams, corporate general partners, entities that sell assets to the master limited partnership, and outside investors such as us. Directly or through our wholly owned subsidiaries, we may purchase subordinated units from these persons as well as newly issued subordinated units from the master limited partnerships. Subordinated units have similar limited voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units receive cash distributions up to the MQD. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units and general partner interests have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied.

Subordinated units in which we may invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased relative to trading volumes, and other factors, including partnerships with smaller capitalization or companies potentially having limited product lines, markets or financial resources, lacking management depth or experience, and being more vulnerable to adverse general market or economic development than larger more established companies.

General Partner Interests.  General partner interests of master limited partnerships are typically retained by their respective original sponsors, such as its management teams, corporate partners, entities that sell assets to the master limited partnership, and investors such as us. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the master limited partnership. General partner interests receive cash distributions, typically 2% of the master limited partnership’s aggregate cash distributions. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the master limited partnership if the unitholders of the master limited partnership choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Incentive Distribution Rights (“IDRs”).  Holders of IDRs are entitled to a larger share of the cash distributions after the distributions to common unit holders meet certain prescribed levels. IDRs are generally attributable to the holder’s other equity interest in the master limited partnership and permit the holder to receive a disproportionate share of the cash distributions above stated levels.

I-Shares.  We will directly invest in I-Shares or other securities issued by master limited partnership affiliates (“MLP affiliate”). I-Shares represent an ownership interest issued by an affiliated party of a master limited partnership. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the master limited partnership in the form of i-units. I- units have similar features as master limited partnership common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by the holders of the master limited partnership common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to master limited partnership common units.

The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. The two existing I-Shares are traded on the NYSE.

Equity Securities of Other Companies in the Energy/Infrastructure Investment Universe.  Equity securities consist of common equity, preferred equity and other securities convertible into equity securities of such companies. Holders of common stock are typically entitled to one vote per share on all matters to be voted on by stockholders. Holders of preferred equity can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. Securities convertible into equity securities generally convert according to set ratios into common stock and are, like preferred equity, entitled to a wide range of voting and other rights. We intend to invest in equity securities of publicly traded companies in the Energy/Infrastructure Investment Universe primarily through market transactions.

Debt Securities.  The debt securities in which we may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that we invest in below investment grade or unrated debt securities, such securities will be rated, at the time of investment, at least B- by Standard & Poor’s or Fitch Ratings or B3 by Moody’s Investors Service, Inc. or a comparable rating by at least one other rating agency. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security.

Because the risk of default is higher for below investment grade and unrated debt securities than for investment grade securities, KAFA’s research and credit analysis is a particularly important part of managing securities of this type. KAFA will attempt to identify those issuers of below investment grade and unrated debt securities whose financial condition KAFA believes is sufficient to meet future obligations or has improved or is expected to improve in the future. KAFA’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, operating history, financial resources, earnings prospects and the experience and managerial strength of the issuer.

Non-U.S. Securities.  We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Temporary Defensive Position.  During periods in which KAFA determines that it is temporarily unable to follow our investment strategy or that it is impractical to do so, we may deviate from our investment strategy and invest all or any portion of our net assets in cash or cash equivalents. KAFA’s determination that it is temporarily unable to follow our investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of our investment strategy is extremely limited or absent. In such a case, our shares may be adversely affected and we may not pursue or achieve our investment objective.

Investment Practices

Hedging and Other Risk Management Transactions.  We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, and enter into various interest rate transactions, such as swaps, floors or collars, or credit default swaps. We also may purchase derivative investments that combine features of these instruments. We generally seek to use these instruments as hedging strategies to seek to manage our effective interest rate exposure, including the effective yield paid on any Leverage Instruments issued or used by us, protect against possible adverse changes in the market value of securities held in or to be purchased for our portfolio, or otherwise protect the value of our portfolio. See “Risk Factors — Derivatives Risk” at page 22 in the prospectus and “Investment Policies” in our SAI for a more complete discussion of these transactions and their risks.

We may also short sell Treasury securities to hedge our interest rate exposure. When shorting Treasury securities, the loss is limited to the principal amount that is contractually required to be repaid at maturity and the interest expense that must be paid at the specified times. See “Risk Factors — Short Sales Risk” at page 23.

Use of Arbitrage and Other Strategies.  We may use various short sales, arbitrage, option and other strategies to try to generate additional return. As part of such strategies, we may engage in paired long-short trades to arbitrage pricing disparities in securities issued by companies in the Energy/Infrastructure Investment Universe; write (or sell) covered call options on the securities held in our portfolio; purchase call options or enter into swap contracts to increase our exposure to companies in the Energy/Infrastructure Investment Universe; or sell securities short. We expect to use these strategies on a limited basis. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. Our use of “naked” short sales of equity securities (i.e., where we have no opposing long position in the securities of the same or an affiliated issuer) will be limited, so that, (i) measured on a daily basis, the market value of all such short sale positions does not exceed 10% of our total assets, and (ii) at the time of entering into any such short sales, the market value of all such short sale positions immediately following such transaction shall not exceed 7.5% of our total assets. On a daily basis, we do not intend to have a net short sale position in any individual sector (e.g., the MLP sector) that exceeds 2% of total assets. See “Risk Factors — Short Sales Risk” at page 23.

Portfolio Turnover.  We anticipate that our annual portfolio turnover rate will be approximately 15%, but that rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in KAFA’s execution of investment decisions. The types of MLPs in which we intend to invest historically have made cash distributions to limited partners that would not be taxed as income to us in that tax year but rather would be treated as a non-taxable return of capital to the extent of our basis. As a result, the tax related to such distribution would be deferred until subsequent sale of our MLP units, at which time we would pay any required tax on capital gain. Therefore, the sooner we sell such MLP units, the sooner we would be required to pay tax on resulting capital gains, and the cash available to us to pay dividends to our common stockholders in the year of such tax payment would be less than if such taxes were deferred until a later year. In addition, the greater the number of such MLP units that we sell in any year, i.e., the higher our turnover rate, the greater our potential tax liability for that year. These taxable gains may increase our current and accumulated earnings and profits, resulting in a greater portion of our common stock dividends being treated as income to our common stockholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Tax Matters” at page 59.

USE OF FINANCIAL LEVERAGE

Until the proceeds of this offering are substantially invested in accordance with our investment objective, we do not intend to use any leverage. After we have invested substantially all of the proceeds of this offering, depending on market conditions, we expect to use leverage, which may include the issuance of shares of auction rate notes, auction rate preferred stock and other borrowings (each a “Leverage Instrument” and collectively, the “Leverage Instruments”). We anticipate that we will invest the net proceeds of the offering in accordance with our investment objective within six months, and may thereafter use Leverage Instruments to seek to enhance our total return. However, it may take longer than six months to invest those proceeds in unregistered or otherwise restricted securities. We will consider the net proceeds of this offering to be substantially invested in accordance with our investment objective within six months after the completion of this offering if, within that period, substantially all of the net proceeds are invested as follows: (i) at least 80% are invested in securities of Energy/Infrastructure Companies, and (ii) substantially all of the remaining net proceeds are invested in any kinds of non-cash securities that we characterize as investments pursuing a high after-tax total return. There is no assurance that we will utilize Leverage Instruments, or if leverage is utilized, that our total return will be enhanced. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

We generally will seek to enhance our total returns through the use of financial leverage, which may include the use or issuance of Leverage Instruments in an aggregate amount of up to 33 1/3% of our total assets after such use or issuance. Leverage creates a greater risk of loss, as well as potential for more gain, for our common stock than if leverage is not used. The Leverage Instruments would have complete priority upon distribution of assets over common stock. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board of Directors. If shares of preferred stock are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. If auction rate notes are issued the interest rates they would pay would be adjustable based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for preferred stock dividends or interest rates for the auction rate notes could be as short as one day or as long as a year or more. So long as our portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument after taking our related expenses into consideration, the leverage will cause our common stockholders to receive a higher rate of income than if we were not leveraged. There is no assurance that we will utilize Leverage Instruments or, if Leverage Instruments are utilized, that they will be successful in enhancing the level of our total return. To the extent we issue shares of preferred stock, the net asset value of our common stock will be reduced by the fees and issuance costs of such preferred stock. To the extent we issue commercial paper, notes or other borrowings, the fees and issuance costs of such borrowings will be capitalized and amortized over the life of such borrowing.

Leverage creates risk for holders of our common stock, including the likelihood of greater volatility of net asset value and market price of our shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common stock or will result in fluctuations in the dividends paid by us on our common stock. To the extent the return on securities purchased with funds received from the use of leverage exceeds the cost of leverage (including increased expenses to us), our total return will be greater than if leverage had not been used. Conversely, if the return derived from such securities is less than the cost of leverage (including increased expenses to us), our total return will be less than if leverage had not been used, and therefore, the amount available for distribution to our common stockholders will be reduced. In the latter case, KAFA in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the benefits to our common stockholders of so doing will outweigh the current reduced return. Under normal market conditions, we anticipate that we will be able to invest the proceeds from leverage at a higher rate than the costs of leverage (including increased expenses to us), which would enhance returns to our common stockholders.

The fees paid to KAFA will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the investment management fee payable to KAFA will be higher than if we did not use a leveraged capital structure. Consequently, we and

KAFA may have differing interests in determining whether to leverage our assets. The Board of Directors will monitor our use of leverage and this potential conflict. The use of leverage creates risks and involves special considerations. To the extent that we use leverage, we expect to utilize hedging techniques such as swaps on a portion of our leverage to mitigate potential interest rate risk. See “Risk Factors — Leverage Risk” on page 20 and “Risk Factors — Interest Rate Hedging Risk” on page 25.

The Maryland General Corporation Law authorizes us, without prior approval of our common stockholders, to borrow money. In this regard, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, after any such borrowings, we must have an “asset coverage” of at least 300% (33 1/3% of our total assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by us.

The rights of our lenders to receive interest on and repayment of principal of any such borrowings will be senior to those of our common stockholders, and the terms of any such borrowings may contain provisions which limit certain of our activities, including the payment of dividends to our common stockholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of borrowings may result in us being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Kayne Anderson from managing our portfolio in accordance with our investment objective and policies.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of our total assets). In addition, we are not permitted to declare any cash dividend or other distribution on our common stock unless, at the time of such declaration, the value of our total assets is at least 200% of such liquidation value. If we issue preferred stock, we intend, to the extent possible, to purchase or redeem it from time to time to the extent necessary in order to maintain asset coverage on such preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit dividends and other distributions on our common stock in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us. If we have preferred stock outstanding, two of our Directors will be elected by the holders of preferred stock as a class. Our remaining Directors will be elected by holders of our common stock and preferred stock voting together as a single class. In the event we fail to pay dividends on our preferred stock for two years, holders of preferred stock would be entitled to elect a majority of our Directors.

We may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. See “Kayne Anderson Energy/Infrastructure Fund — Description of Securities — Temporary Defensive Position” on page 39.

Effects of Leverage

Assuming that the Leverage Instruments will represent approximately 33 1/3% of our total assets and we will pay dividends or interest on such Leverage Instruments at an annual combined average rate of 5.35% (inclusive of a 0.25% commission payable to the auction agent), the income generated by our portfolio (net of our estimated related expenses) must exceed 3.43% in order to cover such payments. These numbers are merely estimates used for illustration; actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common stock total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by us. See “Risk Factors” on page 15.

The table further reflects the issuance of Leverage Instruments representing 33 1/3% of our total assets, net of expenses, and our current projected annual Leverage Instrument rate of 5.35%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Stock Total Return	(18.4)%	(10.9)%	(3.4)%	4.1%	11.6%

Common stock total return is composed of two elements: common stock dividends paid by us (the amount of which is largely determined by our net investment income after paying dividends or interest on our Leverage Instruments) and gains or losses on the value of the securities we own.

MANAGEMENT

Directors and Officers

Our business and affairs will be managed under the direction of our Board of Directors, including supervision of the duties performed by our investment adviser. Our Board currently consists of five Directors. A majority of our Board of Directors will consist of Directors that are not our “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board of Directors elects our officers, who will serve at the Board’s discretion. The following table includes information regarding our Directors and officers, and their principal occupations and other affiliations during the past five years. The address for all Directors and officers is 717 Texas Avenue, Suite 3100, Houston, Texas 77002. All of the members of our Board of Directors currently serve on the boards of directors of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc., closed-end management investment companies registered under the 1940 Act that are advised by KAFA.

Independent Directors

				Number of
				Portfolios
				in Fund	Other
	Position(s)		Principal Occupations	Complex	Directorships
	Held with	Term of Office/	During Past	Overseen	Held by
Name and Age	the Company	Time of Service	Five Years	by Director	Director

Anne K. Costin*, 57	Director	3-year initial term (until the 2010 Annual Meeting of Stockholders)/ served since June 2007	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	3	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Total Return Fund, Inc.
Steven C. Good, 65	Director	2-year initial term (until the 2009 Annual Meeting of Stockholders)/ served since June 2007	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	3	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Total Return Fund, Inc.; OSI Systems, Inc.; Big Dog Holdings, Inc.; and California Pizza Kitchen, Inc.

				Number of
				Portfolios
				in Fund	Other
	Position(s)		Principal Occupations	Complex	Directorships
	Held with	Term of Office/	During Past	Overseen	Held by
Name and Age	the Company	Time of Service	Five Years	by Director	Director

Gerald I. Isenberg, 67	Director	1-year initial term (until the 2008 Annual Meeting of Stockholders)/ served since June 2007	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds. From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	3	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Total Return Fund, Inc.; Partners for Development
Michael C. Morgan, 38	Director	3-year initial term (until the 2010 Annual Meeting of Stockholders)/ served since June 2007	Since 2004, Mr. Morgan has served as President and Chief Executive Officer of Portcullis Partners, LP, a privately owned investment partnership. Since 2003, Mr. Morgan has also served as an Adjunct Professor in the Practice of Management at the Jones Graduate School of Management at Rice University. From 2001 to 2004, Mr. Morgan was President of Kinder Morgan, Inc., an energy transportation and storage company, and of Kinder Morgan Energy Partners, L.P., a publicly traded pipeline limited partnership.	3	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Total Return Fund, Inc.; Kinder Morgan, Inc.

*	Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of us, as defined in the 1940 Act, during and until the completion of this offering, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

Interested Director

Number of
Portfolios
				in Fund	Other
	Position(s)		Principal Occupations	Complex	Directorships
	Held with	Term of Office/	During Past	Overseen	Held by
Name and Age	the Company	Time of Service	Five Years	by Director	Director

Kevin S. McCarthy**, 47	Director, Chairman of the Board, President and Chief Executive Officer	2-year initial term (until the 2009 Annual Meeting of Stockholders) as a Director, elected annually as an officer/served as officer since inception; served as a director since June 2007	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. From November 2000 to May 2004, Global Head of Energy at UBS Securities LLC. President and Chief Executive Officer of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund, Inc., and Kayne Anderson Energy Development Company.	4	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Total Return Company, Inc.; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, LLC; Direct Fuels GP, LLC.

**	Mr. McCarthy is an “interested person” of us by virtue of his employment relationship as a Senior Managing Director with Kayne Anderson.

Non-Director Officers

Number of
Portfolios
				in Fund	Other
	Position(s)		Principal Occupations	Complex	Directorships
	Held with	Term of Office/	During Past	Overseen	Held by
Name and Age	the Company	Time of Service	Five Years	by Officer	Officer

Terry A. Hart, 37	Chief Financial Officer and Treasurer	Elected annually/ served since inception	Chief Financial Officer of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc. since December 2005 and of Kayne Anderson Energy Development Company since September 2006. Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	4	None

				Number of
				Portfolios
				in Fund	Other
	Position(s)		Principal Occupations	Complex	Directorships
	Held with	Term of Office/	During Past	Overseen	Held by
Name and Age	the Company	Time of Service	Five Years	by Officer	Officer

David J. Shladovsky, 46	Secretary and Chief Compliance Officer	Elected annually/ served since inception	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of Kayne Anderson MLP Investment Company since 2004, of Kayne Anderson Energy Total Return Fund, Inc. since 2005 and of Kayne Anderson Energy Development Company since 2006.	4	None
J.C. Frey, 38	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/ served since inception	Senior Managing Director of KACALP since 2004 and of KAFA since 2006 and as a Managing Director of KACALP since 2001. Portfolio Manager of KACALP since 2000 and of Kayne Anderson MLP Investment Company since 2004, of Kayne Anderson Energy Total Return Fund, Inc. since 2005 and of Kayne Anderson Energy Development Company since 2006.	4	None
James C. Baker, 34	Vice President	Elected annually/ served since inception	Managing Director of KACALP since December 2004 and of KAFA since 2006. Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Director at UBS Securities LLC (energy investment banking group) from 2002 to 2004 and Associate Director from 2000 to 2002.	4	ProPetro Services, Inc.

Under our Charter, our Directors are divided into three classes. Each class of Directors will hold office for a three year term. However, the initial directors of the three classes have initial terms of one, two and three years, respectively, and the initial directors will hold office until their successors are duly elected and qualify. At each annual meeting of our stockholders, the successors to the class of Directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each Director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Additional information regarding our Board of Directors and its committees, is set forth under “Management” in our SAI.

Investment Adviser

KAFA is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (“Advisers Act”). KAFA also is responsible for managing our business affairs and providing certain clerical, bookkeeping and other administrative services. KAFA is a Delaware limited liability company.

The managing member of KAFA is KACALP, which is a California limited partnership and an investment adviser registered with the SEC under the Advisers Act. Kayne Anderson has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne and John E. Anderson. Kayne Anderson Capital Advisors, L.P.’s predecessor was established as an independent investment advisory firm in 1984.

Kayne Anderson’s management of our portfolio is led by two of its Senior Managing Directors, Kevin S. McCarthy and J.C. Frey. Our portfolio managers draw on the research and analytical support of David L. LaBonte, a Senior Managing Director of Kayne Anderson, as well as the experience and expertise of other professionals at Kayne Anderson, including its Chief Executive Officer, Richard Kayne, and its President and Chief Investment Officer, Robert V. Sinnott, as well as Richard J. Farber, James C. Baker, Kurt Prohl, Jody C. Meraz, Marc A. Minikes, Ian S. Sinnott and Jennifer Shigei. Only Kevin S. McCarthy and J.C. Frey are primarily responsible for the day-to-day management of our portfolio.

Kevin S. McCarthy is our Chief Executive Officer and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since July 2004, of Kayne Anderson Energy Total Return Fund since May 2005 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at KACALP since June 2004 and of KAFA since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

Richard A. Kayne is Chief Executive Officer of Kayne Anderson and its affiliated broker-dealer, KA Associates, Inc. He began his career in 1966 as an analyst with Loeb, Rhodes & Co. in New York. Prior to forming Kayne Anderson’s predecessor in 1984, Mr. Kayne was a principal of Cantor Fitzgerald & Co., Inc., where he managed private accounts, a hedge fund and a portion of firm capital. Mr. Kayne is a trustee of and the former Chairman of the Investment Committee of the University of California at Los Angeles Foundation, and is a trustee and Co-Chairman of the Investment Committee of the Jewish Community Foundation of Los Angeles. He earned a BS degree in Statistics from Stanford University in 1966 and an MBA degree from UCLA’s Anderson School of Management in 1968.

Robert V. Sinnott is President, Chief Investment Officer and Senior Managing Director of Energy Investments of Kayne Anderson. Mr. Sinnott is a member of the Board of Directors of Plains All American Pipeline, LP and Kayne Anderson Energy Development Company. He joined Kayne Anderson in 1992. From 1986 to 1992, Mr. Sinnott was vice president and senior securities officer of Citibank’s Investment Banking Division, concentrating in high-yield corporate buyouts and restructuring opportunities. From 1981 to 1986, he served as director of corporate finance for United Energy Resources, a pipeline company. Mr. Sinnott began his career in the financial industry in 1976 as a vice president and debt analyst for Bank of America in its oil and gas finance department. Mr. Sinnott graduated from the University of Virginia in 1971 with a BA degree in Economics. In 1976, he received an MBA degree in Finance from Harvard University.

David L. LaBonte is a Senior Managing Director of Kayne Anderson, responsible for coordinating and providing research and analytical support in the areas of MLPs and other Energy/Infrastructure Companies.

Mr. LaBonte joined Kayne Anderson from Citigroup’s Smith Barney unit, where he was a Managing Director in the U.S. Equity Research Division responsible for providing research coverage of MLPs and other Energy/Infrastructure Companies. Mr. LaBonte worked at Smith Barney from 1998 until March 2005. Prior thereto, he was a vice president in the Investment Management Group of Wells Fargo Bank, where he was responsible for research coverage of the natural gas pipeline industry and managing equity and fixed-income portfolios. In 1993, Mr. LaBonte received his BS degree in Corporate Finance from California Polytechnic University-Pomona.

Richard J. Farber is a Senior Managing Director of Kayne Anderson. Mr. Farber is responsible for proprietary trading and hedging, and serves as Portfolio Manager for arbitrage strategies. He also provides analytical support in the MLP area. Mr. Farber joined Kayne Anderson in 1994. From 1990 to 1994, Mr. Farber was vice president of Lehman Brothers’ Commodity Risk Management Group, specializing in energy trading. He also worked at Lehman Brothers as an institutional equity trader from 1988 to 1990. From 1985 to 1986, Mr. Farber was employed by Salomon Brothers, Inc. as a mortgage bond analyst. Mr. Farber graduated from Franklin and Marshall College in 1982 with a BA degree in Economics. In 1988, he received his MBA degree in Finance from UCLA’s Anderson School of Management.

James C. Baker is a Managing Director of Kayne Anderson, providing analytical support in the MLP area. He also serves as our Vice President and as Vice President of Kayne Anderson MLP Investment Company, Kayne Anderson Energy Total Return Fund and Kayne Anderson Energy Development Company. Prior to joining Kayne Anderson in 2004, Mr. Baker was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He received a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

Kurt Prohl is a Managing Director of Kayne Anderson. He is responsible for providing analytical support for energy investments. Prior to joining Kayne Anderson in 2007, Mr. Prohl was a Vice President in the energy investment banking group at BMO Capital Markets, where he focused on securities underwriting and mergers and acquisitions across the energy sector, including the MLP industry. Prior to joining BMO in 2005, Mr. Prohl was a Director in the energy investment banking groups at UBS Securities LLC and PaineWebber Incorporated, focusing on the MLP industry. He began his finance career with the IBM Credit Corporation in 1989. Mr. Prohl earned a B.A. in both Business and Political Science from Lafayette College in 1989 and an M.B.A. from the Amos Tuck School at Dartmouth College in 1996.

Jody C. Meraz is a Vice President for Kayne Anderson. He is responsible for providing analytical support for energy investments. Prior to joining Kayne Anderson in 2005, Mr. Meraz was an analyst in the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned a B.A. in Economics from the University of Texas at Austin in 2001.

Marc A. Minikes is a research analyst for KACALP. He is responsible for providing research coverage of the electric utility, power generation, and marine transportation industries. Prior to joining Kayne Anderson in 2006, Mr. Minikes was a member of the electric utility equity research team at Citigroup Investment Research. Between 2002 and 2004 he worked as a research analyst at GE Asset Management where he focused on high-yield securities in the utility, merchant power and pipeline sectors. Mr. Minikes earned a B.A. in History from the University of Michigan in 1992, an M.A. in Latin American Studies from the University of California at Los Angeles in 1996 and an M.B.A. in Finance and Economics from the University of Chicago in 2002. Mr. Minikes is a Chartered Financial Analyst charterholder.

Ian S. Sinnott is a research analyst for KACALP. He is responsible for providing research coverage in royalty and income trusts and MLPs. Prior to joining Kayne Anderson in 2005, Mr. Sinnott was an associate with Citigroup Asset Management in the Equity Research group, responsible for the software and services sectors. Mr. Sinnott earned a B.A. in Economics from Harvard University in 2001. He is a Chartered Financial Analyst charterholder and is a member of the CFA Institute and the New York Society of Security Analysts. Ian S. Sinnott is a nephew of Robert V. Sinnott.

Jennifer Shigei is a research analyst for KACALP. She is responsible for providing research coverage in MLPs. Prior to joining Kayne Anderson in 2007, Ms. Shigei was the manager of planning and performance analysis and investor relations for Pacific Energy Partners, L.P. Between 1999 and 2004 she worked in business planning at The Walt Disney Company. Ms. Shigei earned a B.A. in History from Tufts University in 1994 and a Masters in Social and Economic Development from the University of Pennsylvania in 1996.

Our SAI provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

KAFA’s principal office is located at 717 Texas Avenue, Suite 3100, Houston, Texas 77002. For additional information concerning Kayne Anderson, including a description of the services to be provided by Kayne Anderson, see “— Investment Management Agreement” below.

Investment Management Agreement

Pursuant to an investment management agreement (the “Investment Management Agreement”) between us and KAFA, we have agreed to pay KAFA, as compensation for the services rendered by it, a management fee, computed and paid quarterly at an annual rate of 1.375% of our average total assets. During the first year of our investment activities (from          , 2007 until          , 2008), KAFA has contractually agreed to waive or reimburse us for fees and expenses in an amount equal to 0.50% of our average total assets.

For purposes of calculation of the management fee, the “average total assets” shall be determined on the basis of the average of our total assets for each quarter in such period. Total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Our total assets shall be equal to our average quarterly gross asset value (which includes assets attributable to or proceeds from our use of Leverage Instruments), minus the sum of our accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any accrued taxes). Liabilities associated with Leverage Instruments include the principal amount of any borrowings that we issue or make, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with Kayne Anderson), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of Kayne Anderson reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Management Agreement will continue in effect from year to year after an initial two-year term commencing on          , so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a vote of a majority of our outstanding voting securities (accompanied by appropriate notice). It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act.

Because KAFA’s management fee is based upon a percentage of our total assets, KAFA’s fee is likely to be higher if we employ leverage. In this regard, if we use leverage in the amount equal to 33 1/3% of our total assets (after their issuance), the management fee rate payable to KAFA would be 2.06% of our net assets attributable to common stock. See “Fees and Expenses” on page 11.

A discussion regarding the basis for approval by the Board of Directors of our Investment Management Agreement with KAFA will be available in our report to stockholders for the period ended          , 2007.

NET ASSET VALUE

We will determine our net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last day of each month, and make our net asset value available for publication monthly. Net asset value is computed by dividing the value of all of our assets (including accrued interest and dividends), less all of our liabilities (including accrued expenses, dividends payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of shares outstanding.

Valuation of Private Portfolio Investments

We expect to hold a substantial amount of securities that are privately issued or illiquid. For these securities, as well as any other portfolio security held by us for which reliable market quotations are not readily available in the judgment of KAFA, the pricing service does not provide a valuation, or provides a valuation that in the judgment of KAFA is stale or does not represent fair value, valuations will be determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by our Board of Directors, the following valuation process, approved by the Board of Directors, is used for such securities:

•	Investment Team Valuation. The applicable investments will initially be valued by KAFA’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be documented and discussed with senior management of KAFA. Such valuations will be submitted to the Valuation Committee (a committee of our Board of Directors) or our Board of Directors on a monthly basis, and will stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee shall meet on or about the end of each month to consider new and existing valuations presented by KAFA, if any, which were made in accordance with the valuation process in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s approved valuations will stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, our Board of Directors or the Committee itself. The Valuation Committee’s valuation determinations will be subject to ratification by our Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by our Board of Directors will review the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. Our Board of Directors will meet quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. Our Board of Directors will consider the reports, if any, provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by our Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) will be valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount will initially be equal in amount to the discount negotiated at the time of purchase. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that can be reasonably determined, KAFA may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

Unless otherwise determined by the Board of Directors, securities that are not convertible into or otherwise will become publicly tradable are valued at fair value as determined in good faith, considering, among other factors, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other measures.

Determination of fair values can involve subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Valuation of Public Portfolio Investments

For publicly traded securities with a readily available market price, the valuation will be as described below. Readily marketable portfolio securities listed on any exchange other than the NASDAQ will be valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange will be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, will be valued at the closing bid prices. Fixed income securities that are considered corporate bonds with a remaining maturity of 60 days or more are valued by using the mean of the bid and ask prices provided by an independent pricing service. For fixed income securities that are considered corporate bank loans with a remaining maturity of 60 days or more, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities and all appropriate factors that are available to us. Fixed income securities that mature within 60 days are valued on an amortized cost basis.

Any derivative transaction that we enter into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating our net asset value. Any option transaction that we enter into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts will be valued at the closing price in the market where such contracts are principally traded.

Income Taxes.  Because we will be obligated to pay corporate income taxes, we will accrue tax liability. As with any other liability, our net asset value will be reduced by the accruals of our current and deferred tax liabilities (and any tax payments required in excess of such accruals). The allocation between current and deferred income taxes will be determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets recognized for federal income tax purposes and our net operating loss carryforwards, if any. It is anticipated that cash distributions from Energy/Infrastructure Companies in which we invest will not equal the amount of our taxable income because of the depreciation and amortization recorded by the Energy/Infrastructure Companies in our portfolio. As a result, a portion of such cash distributions may not be treated by us as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the Energy/Infrastructure Companies, and also will vary year by year for each Energy/Infrastructure Company. We will be able to confirm the portion of each distribution recognized as taxable income as we receive annual tax reporting information from each Energy/Infrastructure Company.

We may rely to some extent on information provided by the Energy/Infrastructure Companies, which may not necessarily be timely, to estimate taxable income allocable to the securities of the Energy/Infrastructure Companies held in our portfolio and to estimate the associated deferred tax liability. Such estimates will be made in good faith and reviewed in accordance with the valuation process approved by our Board of Directors. From time to time we will modify our estimates and/or assumptions regarding our deferred tax liability as new information becomes available. To the extent we modify our estimates and/or assumptions, our net asset value would likely fluctuate.

DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that unless you elect to receive your dividends or other distributions in cash, they will be automatically reinvested by American Stock Transfer & Trust Company (the “Plan Administrator”), in additional shares of our common stock. If you elect to receive your dividends or other distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1) If our common stock is trading at or above net asset value at the time of valuation, we will issue new shares at a price equal to the greater of (i) our common stock’s net asset value on that date or (ii) 95% of the market price of our common stock on that date.

(2) If our common stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common stock issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions. The Plan Administrator is authorized to deduct a [$15] transaction fee plus a [$0.10] per share brokerage commission from the proceeds.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See “Tax Matters” at page 59.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from American Stock Transfer & Trust Company at 59 Maiden Lane, New York, New York 10038.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our Charter and Bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our Charter and Bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which are initially classified as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We intend to apply to list shares of our common stock on the NYSE under the symbol “KYI”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that the Board of Directors, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, appraisal, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued. We may elect to issue preferred stock as part of our leverage strategy. See “Description of Preferred Stock” in our SAI.

Prior to the issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid. See “Description of Preferred Stock” in our SAI.

Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors.  Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2008, 2009 and 2010, respectively. Beginning in 2008, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors.  Our Charter and Bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our Charter, our Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal.  Our Charter provides that the number of directors will be set only by the Board of Directors in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law nor more than fifteen. Our Charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Charter provides that a director may be removed only for cause, as defined in the Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders.  Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which is not the case for our Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.  Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  Our Bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws.  Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain Charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 80 percent of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors. Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

OUR STRUCTURE; COMMON STOCK REPURCHASES AND CHANGE IN OUR STRUCTURE

Closed-End Structure

Closed-end funds differ from open-end management investment companies (commonly referred to as “mutual funds”). Closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. In contrast, mutual funds issue securities redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. Accordingly, closed-end funds have greater flexibility than open-end funds to make certain types of investments, including investments in illiquid securities.

Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at discounts to their net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of our common stock being greater than, less than or equal to net asset value. The Board of Directors has reviewed our structure in light of our investment objective and policies and has determined that the closed-end structure is in the best interests of our stockholders. However, the Board of Directors may review periodically the trading range and activity of our shares with respect to our net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for our common stock at net asset value or our possible conversion to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in our common stock trading at a price equal to or close to net asset value per share of our common stock. Based on the determination of the Board of Directors in connection with this initial offering of our common stock that the closed-end structure is desirable in light of our investment objective and policies, it is highly unlikely that the Board would vote to convert us to an open-end investment company.

Repurchase of Common Stock and Tender Offers

In recognition of the possibility that our common stock might trade at a discount to net asset value and that any such discount may not be in the interest of our common stockholders, the Board of Directors, in consultation with Kayne Anderson, from time to time may, but is not required to, review possible actions to reduce any such discount. The Board of Directors also may, but is not required to, consider from time to time open market repurchases of and/or tender offers for our common stock, as well as other potential actions, to seek to reduce any market discount from net asset value that may develop. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its applicable duties and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Directors in light of the market discount of our common stock, trading volume of our common stock, information presented to the Board of Directors regarding the potential impact of any such share repurchase program or tender offer, general market and economic conditions and applicable law. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. We may, subject to our investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase our expenses and reduce our net income.

There can be no assurance that repurchases of our common stock or tender offers, if any, will cause our common stock to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of our outstanding common stock may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. Sellers may be less inclined to accept a significant discount in the sale of their common stock if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common stock in conjunction with an announced repurchase program or tender offer for our common stock.

Although the Board of Directors believes that repurchases or tender offers generally would have a favorable effect on the market price of our common stock, the acquisition of common stock by us will decrease our total assets and therefore will have the effect of increasing our expense ratio and decreasing the asset coverage with respect to any preferred stock outstanding. Because of the nature of our investment objective, policies and portfolio, particularly our investment in illiquid or otherwise restricted securities, it is possible that repurchases of common stock or tender offers could interfere with our ability to manage our investments in order to seek our investment objective. Further, it is possible that we could experience difficulty in borrowing money or be required to dispose of portfolio securities to consummate repurchases of or tender offers for common stock.

Possible Conversion to Open-End Fund Status

Our Charter provides that any proposal for our conversion from a closed-end investment company to an open-end investment company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See “Description of Capital Stock” on page 54 for a discussion of voting requirements applicable to our conversion to an open-end investment company. If we converted to an open-end investment company, we would be required to redeem all preferred stock then outstanding (requiring in turn that we liquidate a portion of our investment portfolio) and our common stock would no longer be listed on the NYSE. Conversion to open-end status could also require us to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the investment company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Board of Directors may at any time propose our conversion to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAX MATTERS

The following discussion of federal income tax matters is based on the advice of our counsel, Paul, Hastings, Janofsky & Walker llp.

This section and the discussion in our SAI summarize the material U.S. federal income tax consequences of owning our shares for U.S. taxpayers. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. Investors should consult their own tax advisors regarding the tax consequences of investing in us.

Federal Income Taxation

We will be treated as a corporation for federal income tax purposes. Thus, we will be obligated to pay federal income tax on our taxable income. We will also be obligated to pay state income tax on our taxable income, either because the states follow the federal treatment or because the states separately impose a tax on us. We intend to invest our assets significantly in master limited partnerships, which generally are treated as partnerships for federal income tax purposes. As a partner in the master limited partnerships, we will have to report our allocable share of the master limited partnership’s taxable income in computing our taxable income. Based upon our review of the historic results of the type of master limited partnerships in which we intend to invest, we expect that the distributions received by us with respect to our master limited partnership investments will exceed the taxable income allocated to us from such master limited partnership investments. There is no assurance that our expectation regarding the tax character of master limited partnership distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by us and less cash available to distribute to stockholders. In addition, we will take into account in our taxable income amounts of gain or loss recognized on the sale of master limited partnership units. Currently, the maximum regular federal income tax rate for a corporation is generally 35%, but we may be subject to a 20% alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular income tax. We will accrue deferred tax liabilities associated with unrealized capital gains on our investments.

As a corporation for tax purposes, our earnings and profits will be calculated using different methods than are used to calculate federal income taxes. For instance, to calculate our earnings and profits we will use the straight-line depreciation method rather than the accelerated depreciation method. This treatment may, for example, affect our earnings and profits if an master limited partnership in which we invest calculates its income using accelerated depreciation. Our earnings and profits would not be increased solely by the income passed through from the master limited partnership, but we would also have to include in our earnings and profits the amount by which the accelerated depreciation exceeded straight-line depreciation.

Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income.

In addition, in calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to alternative minimum tax.

We will not currently elect to be treated as a regulated investment company under the Internal Revenue Code because our portfolio’s expected holdings of securities issued by MLPs would exceed the 25% limit otherwise applicable to an investment company that has elected to be treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. Thus, the regulated investment company taxation rules have no current application to us or to our stockholders.

Federal Income Taxation of Stockholders

Unlike a holder of a direct interest in master limited partnerships, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Our distributions will be treated as a taxable dividend to the stockholder to the extent of our current or accumulated earnings and profits (which includes realized gains or realized losses, if any). If the distribution exceeds our earnings and profits, the distribution will be treated as a return of capital to our common stockholder to the extent of the stockholder’s basis in our common stock, and then as capital gain. Common stockholders will receive a Form 1099 from us (rather than a Schedule K-1 from each master limited partnership if the stockholder had invested directly in the master limited partnerships) and will recognize dividend income only to the extent of our current and accumulated earnings and profits.

Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the master limited partnerships, we anticipate that the distributions from an master limited partnership will exceed our share of such master limited partnership’s income. Thus, we anticipate that only a portion of distributions from investments will be treated as dividend income to our common stockholders. As a corporation for tax purposes, our earnings and profits will be calculated using (i) straight-line depreciation rather than accelerated depreciation, and cost rather than a percentage depletion method, and (ii) intangible drilling costs and exploration and development costs are amortized over a five-year and ten-year period, respectively. Because of the differences in the manner in which earnings and profits and taxable income are calculated, we may make distributions out of earnings and profits, treated as dividends, in years in which we have no taxable income. To the extent that distributions to a stockholder exceed our earnings and profits, a stockholder’s basis in our common stock will be reduced and, if a stockholder has no further basis in our shares, a stockholder will report any excess as capital gain.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate of qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. The portion of our distributions of cash and other income from investments treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes if the stockholder satisfies the applicable holding period requirements for our common stock. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010 and the 15% federal income tax rate for long-term capital gain is scheduled to revert to 20% for such taxable years.

If a stockholder participates in our automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in additional common stock.

Investment by Tax-Exempt Investors and Regulated Investment Companies

Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership or sale of our common stock unless its ownership of our common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if that common stock had not been acquired.

As stated above, an owner of our common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Instead, the owner will simply report income with respect to our distributions or gain with respect to the sale of our common stock. Thus, ownership of our common stock will only result in income that will qualify for purposes of the 90% income test applicable to regulated investment companies. Furthermore, any gain from the sale or other disposition of our common stock will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% income test applicable to regulated investment companies. Finally, our common stock will constitute qualifying assets to regulated investment companies, which generally must own at least 50% in qualifying assets at the end of each quarter.

Sale of Our Common Stock

Upon sale of our common stock, the selling stockholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the stockholder’s federal income tax basis of common stock sold, which may be less than the price paid for our common stock as a result of distributions in excess of our earnings and profits (i.e., return(s) of capital). Generally, such capital gain or loss will be long-term capital gain or loss if such common stock were held as a capital asset for more than one year.

Backup Withholding and Information Reporting

Backup withholding of U.S. federal income tax may apply to the distributions on our common stock to be made by us if you fail to timely provide taxpayer identification numbers or if we are so instructed by the Internal Revenue Service (“IRS”). Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS in a timely manner.

State and Local Taxes

Our common stock dividends also may be subject to state and local taxes.

Tax matters are very complicated, and the federal, state and local tax consequences of an investment in and holding of our common stock will depend on the facts of each investor’s situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Other Taxation

Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

Tax Risks

Investing in our common stock involves certain tax risks, which are fully described in the section “Risk Factors — Tax Risks” at page 18.

UNDERWRITING

                                                  are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the number of shares set forth opposite the underwriter’s name.

Number of
Underwriter	Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the over-allotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to dealers at the public offering price less a concession not to exceed $      per share. The underwriters may allow, and dealers may reallow, a concession not to exceed $           per share on sales to other dealers. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. The representatives have advised us that the underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of shares of our common stock offered by them.

We have granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to      additional shares of common stock at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

Certain professionals of Kayne Anderson, including all of our officers, and certain of our directors, are expected to purchase approximately $      million of our common stock at the public offering price in this offering. We, Kayne Anderson and certain officers of Kayne Anderson, including all of our senior professionals, and certain of our directors, who purchase shares of common stock in this offering have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of                                                 , dispose of or hedge any shares of our common stock or any securities convertible into or exchangeable for our common stock.                                             in their sole discretion may release any of the securities subject to this lock-up agreement at any time without notice. In the event that either (x) during the last 17 days of the 180-day period referred to above, we issue an earnings release or a press release announcing a significant event or (y) prior to the expiration of such 180 days, we announce that we will release earnings or issue a press release announcing a significant event during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings or the press release.

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price for the shares was determined by negotiations between us and the representatives. We cannot assure you, however, that the prices at which the shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in our common stock will develop and continue after this offering.

We intend to apply to list shares of our common stock on the New York Stock Exchange under the symbol “KYI.” The underwriters have undertaken to sell shares of common stock to a minimum of 2,200 beneficial owners in lots of 100 or more shares to meet the NYSE distribution requirements for trading.

The following table shows the underwriting discounts, which are equal to     % of the initial public offering price per share, and commissions that we are to pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of common stock.

Paid by Us
	No Exercise	Full Exercise

Per share	$	$
Total	$	$

In connection with the offering,                    , on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consists of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when                     repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the common stock. They may also cause the price of the common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

Kayne Anderson (and not us) has agreed to pay from its own resources to                             , a structuring fee for advice relating to our structure, design and organization as well as services related to the sale and distribution of our common stock.                              will receive a structuring fee in an amount equal to $      and $     , respectively. Kayne Anderson (and not us) has agreed to pay from its own resources additional compensation to                             .                              may receive an up-front fee in an amount equal to     % of the total price to the public of our common stock sold by                              in connection with this offering (including any shares sold pursuant to the over-

allotment option).                              has agreed to provide advice relating to our structure, design and organization as well as services related to the sale and distribution of our common stock.

The structuring fee paid to                              and the additional compensation paid to                              will not exceed     % of the total initial price to the public of our common stock offered hereby.

We estimate that we will incur approximately $670,000 in expenses in connection with this offering.                              has agreed to reimburse us for certain expenses in connection with the offering.

The underwriters may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business.

KA Associates, Inc., an affiliate of ours and Kayne Anderson, may be a member of the selling group for this offering.

A prospectus in electronic format may be made available by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

We and Kayne Anderson have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The respective addresses of the representatives are:                                                 .

As of July 5, 2007, our Independent Directors, excluding Ms. Costin, and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters. Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of us, as defined in the 1940 Act, during and until the completion of this offering, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.

CUSTODIAN

The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of our Administrator, acts as custodian of our securities and other assets.

TRANSFER AGENT AND DIVIDEND-PAYING AGENT

American Stock Transfer & Trust Company (“AST”) acts as our transfer agent and dividend-paying agent. Please send all correspondence to AST, which is located at 59 Maiden Lane, New York, New York 10038. For its services, AST receives a fee based on the number of accounts. We will reimburse AST for certain out-of-pocket expenses, which may include payments by AST to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to our beneficial owners. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by us to AST in connection with maintaining shareholder accounts.

ADMINISTRATOR

Bear Stearns Funds Management Inc. (“Administrator”) has an agreement with us to provide certain administrative services for us. The Administrator is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179. The administrative services the Administrator provides include, but are not limited to, preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

FUND ACCOUNTANT

Ultimus Fund Solutions, LLC (“Ultimus”) acts as our fund accountant. Ultimus will assist in the calculation of our net asset value. Ultimus will also maintain and keep current the accounts, books, records and other documents relating to our financial and portfolio transactions.

LEGAL OPINIONS

Certain legal matters in connection with our common stock will be passed upon for us by Paul, Hastings, Janofsky & Walker llp, Los Angeles, California, and for the underwriters by Sidley Austin llp, New York, New York. Paul, Hastings, Janofsky & Walker llp and Sidley Austin llp may rely as to certain matters of Maryland law on the opinion of Venable llp, Baltimore, Maryland.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

GLOSSARY OF KEY TERMS	ii
INVESTMENT OBJECTIVE AND POLICIES	2
INVESTMENT POLICIES AND TECHNIQUES	4
MANAGEMENT	15
INVESTMENT ADVISER	16
CODES OF ETHICS	17
PROXY VOTING PROCEDURES	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	18
DESCRIPTION OF PREFERRED STOCK	19
BORROWINGS	20
REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS	21
VALUATION	23
PORTFOLIO MANAGER INFORMATION	23
TAX MATTERS	24
PERFORMANCE RELATED AND COMPARATIVE INFORMATION	28
EXPERTS	28
CUSTODIAN	28
REGISTRATION STATEMENT	29
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS	F-1
APPENDIX A — DESCRIPTION OF RATINGS	A-1

Until          , 2007 (the 25th date after the date of this prospectus), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

           Shares

Common Stock

PROSPECTUS
          , 2007

PART B
STATEMENT OF ADDITIONAL INFORMATION OF
REGISTRANT

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (“SEC”) is effective. This statement of additional information is not an offer to sell these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED                , 2007
KAYNE ANDERSON ENERGY/INFRASTRUCTURE FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
     Kayne Anderson Energy/Infrastructure Fund, Inc. (referred to herein as “we,” “our,” “us,” or “the Company”), a Maryland corporation, is a newly organized, non-diversified closed-end management investment company.
     This statement of additional information relating to our common stock is not a prospectus, but should be read in conjunction with our prospectus relating thereto dated                , 2007. This statement of additional information does not include all information that a prospective investor should consider before purchasing our common stock. Investors should obtain and read our prospectus prior to purchasing such common stock. A copy of our prospectus may be obtained from us without charge by calling (___) ___-____ or on the SEC’s web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.
     This statement of additional information is dated                , 2007.

-i-

GLOSSARY OF KEY TERMS
     The following sets out definitions of certain key terms as they are used in this statement of additional information. These definitions may not correspond to standard sector definitions.
      “energy assets” means assets that are used, owned and operated in the energy sector.”
     “Energy/Infrastructure Companies” means companies that derive the majority of their revenue from either activities in the energy sector or activities in the infrastructure sector, or activities in both sectors.
     “Energy/Infrastructure Investment Universe” consists of MLPs, Marine Transportation Companies, Upstream Energy Companies and Other Energy Companies.
     “energy-related services” means services that directly relate to the use, ownership or operation of energy assets.
     “infrastructure assets” means (i) logistical assets used in the energy sector, including the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, and (ii) logistical assets used for global trade, such as dry bulk carriers and container vessels, which are not related to those used by energy companies.
     “LNG” means liquefied natural gas.
     “Marine Transportation Companies” means companies that primarily provide transportation and distribution services through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, LNG tankers, tank barges, tugboats, dry bulk carriers, container vessels, and other tankers, and related services.
     “Midstream MLPs” means MLPs that primarily own and operate energy-related logistical assets, including the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal.
     “MLPs” means entities that are structured as master limited partnerships and their affiliates and includes Midstream MLPs and Upstream MLPs.
     “master limited partnerships” means limited partnerships and limited liability companies that are publicly traded and satisfy certain requirements to be treated as partnerships for federal income tax purposes.
     “Other Energy Companies” means companies, other than MLPs, Marine Transportation Companies and Upstream Energy Companies, that derive 50% or more of their revenue primarily from operating energy assets or providing energy-related services.
     “Upstream Energy Companies” means companies primarily engaged in the acquisition, exploration, development and production of crude oil, natural gas and natural gas liquids.
     “Upstream MLPs” means MLPs that primarily own and operate businesses engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids.

ii

INVESTMENT OBJECTIVE AND POLICIES
     Our investment objective is to obtain a high after-tax total return. We seek to attain that objective by investing at least 80% of our total assets in securities of Energy/Infrastructure Companies.
     Our investment objective is considered fundamental and may not be changed without the approval of the holders of a majority of our voting securities. When used with respect to our particular voting securities, a “majority of the outstanding” voting securities means (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.
Investment Restrictions
     Except as described below, we, as a fundamental policy, may not, without the approval of the holders of a majority of our outstanding voting securities:
     (1) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
     (2) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent us from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
     (3) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See “Use of Financial Leverage” and “Risk Factors — Leverage Risk” in the Prospectus.
     (4) Make loans to other persons except (a) through the lending of our portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with our investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. We may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.
     (5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, we may be deemed to be an underwriter under applicable securities laws.
     (6) Concentrate our investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in Energy/Infrastructure Companies, which will be concentrated in an industry or group of industries within the energy sector and/or the infrastructure sector in general, although there is no fixed minimum or maximum amount that we will be required to invest in either the energy or infrastructure sectors or any industry or group of industries within these sectors in general, and (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
     Except as otherwise specified below, the remainder of our investment policies, including our investment strategy, are considered non-fundamental and may be changed by the Board of Directors without the approval of the holders of a majority of our voting securities, provided that our securities holders receive at least 60 days’ prior written notice of any change. We have adopted the following non-fundamental investment policies, with percentage limitations that apply under normal market conditions:
•	We will invest at least 80% of our total assets in securities of Energy/Infrastructure Companies. This investment policy is considered a fundamental policy and therefore may not be changed without the approval of the holders of a majority of our outstanding voting securities. We anticipate that substantially all of our investments in companies in Energy/Infrastructure Companies will consist of investments in the Energy/Infrastructure Investment Universe. We expect these will consist primarily of equity securities of Midstream MLPs, and, to a lesser extent, Marine Transportation Companies and Upstream MLPs.

•	We will invest primarily in equity securities such as common units, subordinated units, common stocks, preferred stocks, convertible securities, warrants and depository receipts.

•	We may invest up to 15% of our total assets in equity securities of Upstream MLPs.

•	We may invest up to 20% of our total assets in debt securities. Up to 10% of our total assets may include unrated debt securities and debt securities rated below B3 by Moody’s Investors Service, Inc. or B- by Standard & Poor’s or Fitch Ratings. The balance of such securities may be invested in debt securities of publicly traded companies which are rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc., (ii) B- by Standard & Poor’s or Fitch Ratings, or (iii) a comparable rating by another rating agency.

•	During the first year of operations, in order to expedite the ramp-up of our investment portfolio, we may invest up to 75% of our total assets in unregistered or otherwise restricted securities. Thereafter, we may invest up to 50% of our total assets in unregistered or otherwise restricted securities. For purposes of this limitation, ‘‘restricted securities’’ include (i) registered securities of public companies subject to a lock-up period greater than 90 days, (ii) unregistered securities of public companies with registration rights, (iii) unregistered securities of public companies that become freely tradable with the passage of time, or (iv) securities of privately held companies. For purposes of the foregoing, a registered security subject to such a lock-up period will no longer be considered a “restricted security” upon expiration of the lock-up period, an unregistered security of a public company with registration rights will no longer be considered a “restricted security” when such securities become registered, and an unregistered security of a public company that becomes freely tradable with the passage of time will no longer be considered a “restricted security” upon the elapse of the requisite time period. We will not invest more than 20% of our total assets in equity securities of privately held companies and in restricted securities of public companies in which we own more than 33 1/3% of such companies’ equity securities.

•	We will not invest more than 15% of our total assets in any single issuer.

•	We will not invest directly in commodities.
     The percentage limitations applicable to our portfolio described above apply only at the time of investment, and we will not be required to sell securities due to subsequent changes in the value of securities we own. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in Energy/Infrastructure Companies, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy. We will invest primarily in companies that are listed or traded on a stock exchange in North America, but may invest in companies listed or traded on an exchange anywhere in the world. We will invest in companies of any market capitalization.

INVESTMENT POLICIES AND TECHNIQUES
     The following information supplements the discussion of our investment objective, policies and techniques and the businesses in which we intend to invest that are described in the prospectus.
Midstream MLPs and Certain Other Companies in the Energy/Infrastructure Investment Universe
     Some Midstream MLPs and certain other companies in the Energy/Infrastructure Investment Universe own and operate energy-related infrastructure assets operate as “public utilities” or “local distribution companies,” and are therefore subject to rate regulation by state or federal utility commissions. However, these entities may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs and such other companies in the Energy/Infrastructure Investment Universe with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission (“FERC”) or various state regulatory agencies.
     Midstream MLPs and other companies in the Energy/Infrastructure Investment Universe that own and operate energy-related infrastructure assets typically achieve distribution growth by internal and external means. They achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing operations and pursuing so called “greenfield projects,” which involve building and operating facilities on undeveloped land that is generally cheaper and more flexible in its use than developed urban properties. External growth is achieved by making accretive acquisitions.
     Midstream MLPs and certain other companies in the Energy/Infrastructure Investment Universe operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and LNG facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
     Midstream MLPs and other companies in the Energy/Infrastructure Investment Universe may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of these companies in the Energy/Infrastructure Investment Universe.
     Midstream MLPs and certain other companies in the Energy/Infrastructure Investment Universe that own and operate energy-related infrastructure assets are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain Midstream MLPs and such other companies in the Energy/Infrastructure Investment Universe upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of Midstream MLPs and such other companies in the Energy/Infrastructure Investment Universe to successfully integrate recent or future acquisitions; and the general level of the economy.
Additional Information About Master Limited Partnerships
     A master limited partnership is structured as a limited partnership or as a limited liability company treated as a partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership or limited liability company eliminates U.S. federal income tax at the entity level, unless the entity is a publicly traded partnership that is taxable as a corporation (see “Tax Matters”).
     A master limited partnership has one or more general partners (who may be individuals, corporations, or other partnerships), or, in the case of a master limited partnership organized as a limited liability company, a manager or managing member, which manages the partnership, and limited partners (or non-manager members in the case of a limited liability company), which provide capital to the master limited partnership but have no role in its management. Typically, the general partner or manager is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a master limited partnership, the investor becomes a limited partner or non-manager member.
     Master limited partnerships are formed in several ways. A nontraded partnership may decide to offer its securities to the public. Several nontraded partnerships may roll up into a single master limited partnership. A corporation may spin-off a group of assets or part of its business into a master limited partnership of which it is the general partner or manager in order to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the master limited partnership to address debt obligations or to invest in higher growth opportunities, while retaining control of the master limited partnership. A corporation may fully convert to a master limited partnership, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a master limited partnership from its inception.
     The sponsor, manager or general partner of master limited partnerships, midstream energy companies, and utilities may sell assets to master limited partnerships in order to generate cash to fund expansion projects or repay debt. The master limited partnership structure essentially transfers cash flows generated from these acquired assets directly to master limited partnership unit holders.
     In the case of a master limited partnership buying assets from its sponsor, manager or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the master limited partnership generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the master limited partnership, both parties generally have an incentive to see that the transaction is accretive and fair to the master limited partnership.
     As a motivation for the general partner or manager to successfully manage the master limited partnership and increase cash flows, the terms of master limited partnerships typically provide that the general partner or manager receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner or manager receives a greater interest in the incremental income compared to the interest of limited partners or non-manager members. Although the percentages vary among master limited partnerships, the general partner’s or manager’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners or non-manager members will increase as master limited partnership distributions reach higher target levels. Given this incentive structure, the general partner or manager has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
     Because the master limited partnership itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the master limited partnership. A master limited partnership typically makes quarterly cash distributions. Although they resemble corporate dividends, master limited partnership distributions are treated differently for tax purposes. The master limited partnership distribution is treated as a return of capital to the extent of the investor’s basis in his master limited partnership interest and, to the extent the distribution exceeds the investor’s basis in the master limited partnership, capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.
     When the units are sold, the differences between the sales price and the investor’s adjusted basis equals taxable gain or loss. The limited partner will not be taxed on distributions until (1) the limited partner sells the master limited partnership units and pays tax on the gain, which gain is increased due to the basis decrease due to prior distributions; or (2) the limited partner’s basis reaches zero.
     For a further discussion and a description of master limited partnership-related tax matters, see “Tax Matters.”
Master Limited Partnership Interests
     Master limited partnership common units represent a limited partnership interest in the master limited partnership. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on prevailing market conditions and the success of the master limited partnership. We intend to purchase common units in market transactions as well as directly from the master limited partnership or other parties. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. Master limited partnerships generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the master limited partnership.
     I-Shares represent an ownership interest issued by an affiliated party of a master limited partnership (“MLP affiliate”). The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the master limited partnership in the form of i-units. I-units have similar features as master limited partnership common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by master limited partnership common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to master limited partnership common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. I-Shares are traded on the New York Stock Exchange (the “NYSE”).
Supplemental Information on Marine Transportation Companies
     Marine Transportation Companies provide transportation and distribution services through the ownership and operation of several types of vessels, such as crude oil tankers, refined product tankers, LNG tankers, tank barges, tugboats, dry bulk vessels, and container vessels and other tankers, and related services. The marine transportation industry plays an important role in supporting international trade and is expected to benefit from future global economic growth and development.
     Crude oil tankers are operated by major oil companies (including state-owned companies) that generally operate captive fleets (which are not separate, publicly traded entities) and independent operators (some of which are publicly traded) that charter out their vessels for voyage or time charter use. With the majority of the world’s crude oil supply located in the Middle East, seaborne transportation is necessary to meet the demands of other regions. Independent operators’ charter rates are extremely sensitive to tanker supply and demand which is a function of locations of oil production, refining, consumption, world oil demand and supply and the distance that oil is transported.
     Refined product tankers haul petroleum products, typically gasoline, jet fuel, kerosene, fuel oil and naphtha as well as other soft chemicals and edible oils. These vessels are usually operated by oil companies, oil traders, large oil consumers, refiners, petroleum product producers, government agencies and storage operators. Sea-borne transportation remains the most cost-effective method for carrying large quantities of these products, especially as distances between refining capacity and end-users increase. Charter rates for product tankers are also influenced by supply and demand fundamentals similar to the crude oil tanker segment. A couple of differentiating features of refined product tankers are they are often small to medium-sized vessels which provides them with greater flexibility to enter ports of various sizes versus large crude oil carriers that are typically designed for a limited number of routes, and refined product tankers’ ability to transport various types of cargo which provides for a greater number of voyage options.
     LNG tankers provide a cost-effective means for transporting natural gas overseas. After natural gas is transported by pipeline from production fields to a liquefaction facility, it is supercooled to a temperature of approximately -260 degrees Fahrenheit, whereby its volume is reduced to approximately 1/600th of its volume in a gaseous state. The reduced volume facilitates economical storage and transportation by LNG tankers over long distances, enabling countries with limited natural gas reserves or limited access to long-distance transmission pipelines to meet their demand for natural gas. The LNG is transported overseas to a receiving terminal, where it is offloaded and stored in heavily insulated tanks. In regasification facilities at the receiving terminal, the LNG is returned to its gaseous state and then shipped by pipeline for distribution to natural gas customers.
     Other tank vessels are used frequently to continue the transportation of refined products and other energy-related natural resources along the distribution chain after such products have first been transported by another method of transportation, such as a pipeline. Many coastal areas in the U.S. have access to refined products only by using marine transportation as the last link in their distribution chain. In addition, tank vessel transportation is generally a more cost-effective and energy-efficient means of transporting bulk commodities such as refined products than transportation by rail car or truck. The carrying capacity of a 100,000 barrel tank barge is the equivalent of approximately 162 average-size rail tank cars and approximately 439 average-size tractor trailer tank trucks. Other tank vessels consist of tankers, which have internal propulsion systems, and tank barges, which do not have propulsion systems and are instead pushed or towed by a tugboat, which are equipped to push, pull or tow tank barges alongside. The design of tank barges and tugboats allows them to operate in shallower waters of the inland waterway system and the water along the coast while tankers are often used in deep waters because of their larger size.
     Dry bulk vessels are used to transport commodities and raw materials, such as iron ore, minerals, grains, forest products, fertilizers, coking and steam coal, that are carried in the vessel’s holds, rather than in a container. The dry bulk sector can be divided into four major vessel categories with reference to size, including Handysize, Handymax, Panamax, and Capesize. The supply of dry bulk vessels depends primarily on the level of the orderbook, the fleet age profile, and the operating efficiency of the existing fleet. Robust Chinese steel demand continues to stimulate iron ore and coal trade growth. Global infrastructure building programs have also boosted trade of minor bulks such as cement. Additionally, due to longer haul routes, ton-mile demand is increasing at a faster pace than trade growth. On the supply side, although there has been a surge in new buildings, sharply higher tanker and container orders have placed limits on dry bulk shipyard capacities and deliveries until after 2009, further calibrating dry bulk demand and supply.
     Container vessels transport finished goods that are shipped in containers. A container is an internationally standardized packing box for cargo by road, rail or sea. Container vessels are sized according to the number of containers that they can carry and whether the vessels can traverse the Panama Canal or Suez Canal. The four major container vessel categories, with reference to size, from smallest to largest, are Panamax, Post-Panamax, Suezmax and Post-Suezmaz. Container vessel capacity is affected by numerous factors, including changes in global production, global and regional economic and political conditions, developments in international trade, and changes in seaborne and other transportation patterns. In turn, container vessel supply is affected by the number of new building deliveries, scrap rates, raw material prices, and port congestion. Current strong industry dynamics are supported by continued growth in world trade, especially in China and across Asia, in combination with capacity constraints at global shipyards.

Short-Term Debt Securities
     For purposes of the temporary investment positions that we take (see “Kayne Anderson Energy/Infrastructure Fund — Description of Securities —Temporary Defensive Position” in our prospectus), and in general (unless otherwise noted), cash and cash equivalents are defined to include, without limitation, the following:
     (1) U.S. Government securities, which are obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities.
     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit we purchased may not be fully insured.
     (3) Repurchase agreements, which involve purchases of debt securities. At the time we purchase securities pursuant to a repurchase agreement, we simultaneously agree to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures us a predetermined yield during the holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for us to invest temporarily available cash.
     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between us and a corporation. There is no secondary market for such notes. However, they are redeemable by us at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because our liquidity might be impaired if the corporation were unable to pay principal and interest on demand. To be characterized by us as “cash or cash equivalents,” investments in commercial paper will be limited to commercial paper rated in the highest categories by a rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
     (5) Bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
     (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
     (7) Shares of money market funds in accordance with the applicable provisions of the 1940 Act.

Equity Securities
     Below is additional information regarding equity securities in which we intend to invest.
     Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
     Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that we could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the right warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security
     Depository Receipts. We may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.
Below Investment Grade and Unrated Debt Securities
     The below investment grade debt securities in which we may invest are rated from B3 to Ba1 by Moody’s Investors Service, Inc. from B- to BB+ by Fitch Ratings or Standard & Poor’s or a comparable rating by another rating agency, or which are determined by KAFA on a reasonable basis to be of comparable credit quality.
     Investment in below investment grade and unrated debt securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent we invest in below investment grade and unrated debt securities, your investment in our common stock is subject to the following specific risks: increased price sensitivity to changing interest rates and to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade or unrated debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade or unrated debt securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade or unrated debt securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific sectors, such as the energy company sector, could adversely affect the ability of below investment grade or unrated debt issuers in that sector to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment or principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for below investment grade and unrated debt securities may not be as liquid as the secondary market for investment grade debt securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade and unrated debt securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade and unrated debt securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.
     We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while in our possession, we may be required to bear certain extraordinary expenses in order to protect and recover our investment if it is recoverable at all.
     See Appendix A to this statement of additional information for a description of the ratings used by Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Ratings.
Thinly-Traded Securities
     We may also invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs and common stock of energy companies, and securities of other companies in the Energy/Infrastructure Investment Universe trade on the NYSE, the American Stock Exchange, the NASDAQ Stock Market (“NASDAQ”) or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board of Directors. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in borrowing to meet our short-term needs or incurring losses on the sale of thinly-traded securities.
Margin Borrowing
     We may in the future use margin borrowing of up to 33?% of total assets for investment purposes when the Adviser believes it will enhance returns. Our margin borrowings create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.
Our Use of Derivatives, Options and Hedging Transactions
     We may, but are not required to, use various hedging and other risk management transactions to seek to manage interest rate and market risks.
     Certain of these hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, swap agreements and related instruments.
     Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that we own or intend to acquire. Such instruments may also be used to “lock-in” recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. In addition, hedging transactions have other risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Further, the ability to successfully employ these transactions depends on our ability to predict pertinent market movements. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to these transactions are not otherwise available to us for investment purposes.
     The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, our ability to use hedging instruments may be limited by tax considerations. Market conditions will determine whether and in what circumstances we would employ any of the hedging and techniques described below. We will incur brokerage and other costs in connection with our hedging transactions.
     Options on Securities and Securities Indices. We may purchase and write (sell) call and put options on any securities and securities indices.
     An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
     Call options are contracts representing the right to purchase a common stock at a specified price (the “strike price”) at a specified future date (the “expiration date”). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. We will write call options only if they are “covered.” A covered call option is a call option with respect to which we own the underlying security. When a covered call option is sold by us, we receive a fee for the option, but it exposes us during the term of the option to the possible loss of opportunity to realize appreciation in the market price of the underlying security beyond the strike price of that option or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security.
     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market.

     All call and put options we will write will be covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to our obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces our net exposure on our written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. We may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.
     We may terminate our obligations under an exchange traded call or put option by purchasing an option identical to the one we have written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Our ability to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when we so desire.
     We would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which we may invest. We may also sell call and put options to close out our purchased options.
     Our options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options we may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
     There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If we are unable to effect a closing purchase transaction with respect to covered options we have written, we will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if we are unable to effect a closing sale transaction with respect to options we have purchased, we would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.
     Swap Agreements. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

     The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
     Swap agreements may increase or decrease the overall volatility of our investments and share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from us. If a swap agreement calls for payments by us, we must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.
     Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. We may be able to eliminate our exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, we may not be able to recover the money we expected to receive under the contract.
     A swap agreement can be a form of leverage, which can magnify our gains or losses. In order to reduce the risk associated with leveraging, we may cover our current obligations under swap agreements according to guidelines established by the SEC. If we enter into a swap agreement on a net basis, we will be required to segregate assets with a daily value at least equal to the excess, if any, of our accrued obligations under the swap agreement over the accrued amount we are entitled to receive under the agreement. If we enter into a swap agreement on other than a net basis, we will be required to segregate assets with a value equal to the full amount of our accrued obligations under the agreement.
     Equity Index Swap Agreements. In a typical equity swap agreement, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap agreement, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swap agreements involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that we will be committed to pay under the swap agreement.
     Credit Default Swap Agreements. We may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. We may be either the buyer or seller in the transaction. If we are a buyer and no event of default occurs, we lose our investment and recover nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, we receive a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.
     Credit default swaps involve greater risks than if we had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. We will enter into swap agreements only with counterparties who are rated investment grade quality by at least one rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value we pay to the buyer, resulting in a loss of value to us. When we act as a seller of a credit default swap agreement we are exposed to the risks of leverage, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     If we enter into a credit default swap, we may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on our federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, we could be subject to penalties under the Internal Revenue Code.
     We may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with our investment objective and are permissible under applicable regulations governing us.

     Additional Risks and Special Considerations Concerning Derivatives. In addition to the risks described above and in our prospectus, the use of derivative instruments involves certain general risks and considerations as described below.
     Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose us to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to our portfolio holdings, and there can be no assurance the Adviser’s judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for us, whether or not adjusted for risk, than if we had not hedged our portfolio holdings.
     Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, we will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to us. We will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.
     Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, our success in using hedging instruments is subject to the Adviser’s ability to correctly predict changes in relationships of such hedge instruments to our portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. An imperfect correlation may prevent us from achieving the intended hedge or expose us to a risk of loss.
     Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. We might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts and/or make margin payments when we take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If we are unable to close out our positions in such instruments, we might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair our ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that we sell a portfolio security at a disadvantageous time. Our ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to us.
     Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.
     Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Legislation and Regulatory Risk
     At any time after the date of the prospectus and this statement of additional information, legislation may be enacted that could negatively affect our assets or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which we invest. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on us or will not impair the ability of the issuers of the assets we hold to achieve their business goals, and hence, for us to achieve our investment objective.
When-Issued and Delayed Delivery Transactions
     We may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date we enter into a commitment to purchase securities on a when-issued or delayed delivery basis, we are required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in our taxable income. We may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that we specifically collateralize such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.
Repurchase Agreements
     As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser (as defined below), present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. The Adviser (as defined below) will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.
Lending of Portfolio Securities
     We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five (5) business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

MANAGEMENT
Directors and Officers
     Our business and affairs are managed under the direction of our Board of Directors, including the duties performed for us under the Investment Management Agreement. The Directors set broad policies for us and elect our officers. The members of our Board of Directors are as follows: Anne K. Costin, Steven C. Good, Gerald I. Isenberg, Michael C. Morgan, and Kevin S. McCarthy. The Directors who are not “interested persons” of Kayne Anderson or our underwriters as defined in the 1940 Act are referred to herein as “Independent Directors.”
     Our Board of Directors has three standing committees, the Nominating Committee, the Valuation Committee and the Audit Committee. The Nominating Committee is responsible for appointing and nominating independent persons to our Board of Directors. All of our Independent Directors, Anne K. Costin, Steven C. Good, Gerald I. Isenberg and Michael C. Morgan, are members of the Nominating Committee. If there is no vacancy on the Board, the Board of Directors will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board of Directors occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including our stockholders. To submit a recommendation for nomination as a candidate for a position on the Board, stockholders shall mail such recommendation to David Shladovsky, Secretary, at our address, 717 Texas Avenue, Suite 3100, Houston, Texas 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate (if submitted by one of our stockholders), (b) a full description of the proposed candidate’s background, including their education, experience, current employment and date of birth, (c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an “interested person” in relation to us, as such term is defined in the 1940 Act and such other information that may be considered to impair the candidate’s independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Directors or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and counsel to the Independent Directors. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of our pricing procedures and the valuation of our securities in accordance with such procedures. Anne K. Costin, Gerald I. Isenberg and Kevin S. McCarthy are members of the Valuation Committee. The Audit Committee is responsible for overseeing our accounting and financial reporting process, our system of internal controls, audit process and evaluating and appointing our independent auditors (subject also to Board of Director approval). Steven C. Good, Gerald I. Isenberg and Michael C. Morgan serve on the Audit Committee. Because we are newly organized, none of the committees have met during our last fiscal year.
     Our Directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson serve without any compensation from us. Each of our Independent Directors receives a $           annual retainer for serving as a Director. In addition, our Independent Directors receive fees for each meeting attended, as follows: $           per Board meeting; $           per Audit Committee meeting; and $           for other committee meetings. Committee meeting fees are not paid unless the meeting is more than 15 minutes in length. The Independent Directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board. The following table sets forth estimated compensation to be paid by us during our first full fiscal year to the Independent Directors. We have no retirement or pension plans.

Estimated Total
	Estimated Aggregate	Compensation From Us and
Director	Compensation From Us	Fund Complex(1)

     None of our Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. We have no employees. Our officers are compensated by the Adviser. Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2008, 2009 and 2010, respectively. Beginning in 2008, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by our stockholders.
     The following table sets forth the dollar range of our equity securities beneficially owned by our Directors as of December 31, 2006:

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies Overseen by
	Dollar Range of Our Equity	Director in Fund Complex
Director	Securities Owned by Director(1)	as of February 28, 2007
Anne K. Costin	None	Over $100,000
Steven C. Good	None	Over $100,000
Gerald I. Isenberg	None	$50,001-$100,000
Michael C. Morgan	None	None
Kevin S. McCarthy	None	Over $100,000

(1)	The directors did not own any of our equity securities as of December 31, 2006 because we had not yet been organized at that date.
     Prior to this offering, Kayne Anderson or its affiliates owned both beneficially and of record all of our common stock. Certain officers of Kayne Anderson, including all of our officers, are expected to purchase approximately $___ million of our common stock in connection with this offering.
     Except as described in the table below, as of the date of this Statement of Additional Information, our Independent Directors (and their immediate family members) do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, the Adviser. The information in the table is as of February 28, 2007.

	Name of Owners and
	Relationships to
Director	Director	Company	Title of Class	Value of Securities	Percent of Class
Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,371,192	0.2%

(1)	KACALP, the parent company of the Adviser, may be deemed to “control” this fund by virtue of its role as the fund’s general partner.
     As of the date of this Statement of Additional Information, our Independent Directors, excluding Ms. Costin, and their immediate family members do not beneficially own securities in entities directly or indirectly controlling, controlled by, or under common control with, our underwriters. Due to her ownership of securities issued by one of the underwriters in this offering, Ms. Costin is expected to be treated as an “interested person” of us, as defined in the 1940 Act, during and until the completion of this offering, and, in the future, may be treated as an “interested person” during subsequent offerings of our securities if the relevant offering is underwritten by the underwriter in which Ms. Costin owns securities.
INVESTMENT ADVISER
     KA Fund Advisors, LLC (“KAFA” or the “Adviser”), 717 Texas Avenue, Suite 3100, Houston, Texas 77002, our investment adviser, is an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP”). KACALP, which has operated since 1984, is a leading investor in both public and private energy companies. KAFA, an investment adviser registered under the Investment Advisers Act of 1940, is operated by senior professionals of KACALP. The Adviser provides us with professional investment supervision and management and permits any of its officers or employees to serve without compensation as our Directors or officers if elected to such positions.
     KAFA will act as our investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement will continue in effect for us from year to year after its initial two-year term so long as its continuation is approved at least annually by our Directors including a majority of Independent Directors or the vote of a majority of our outstanding voting securities. The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board of Directors or by a majority vote of our outstanding voting securities (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board of Directors or by vote of a majority of our outstanding voting securities (as defined under the 1940 Act), in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement will provide that the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for the Adviser’s services, we will pay the Adviser a fee as described in our prospectus. See “Management — Investment Management Agreement” in our prospectus.
     In addition to KAFA’s management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those affiliated with KAFA), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of personnel including those who are affiliates of KAFA reasonably incurred in connection with arranging or structuring portfolio transactions for us, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.
     A discussion regarding the basis for approval by our Board of Directors of our investment management agreement with KAFA during the period ended           , 2007 will be available in our annual report to stockholders for that period.
CODES OF ETHICS
     We and the Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for our portfolio or that are currently held by us, subject to certain general restrictions and procedures. The personal securities transactions of our access persons and those of the Adviser will be governed by the applicable code of ethics.
     The Adviser and its affiliates manage other investment companies and accounts. The Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Adviser on our behalf. Similarly, with respect to our portfolio, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.
     We and the Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained from us free of charge at (___) ___-___or by mailing the appropriate duplicating fee and writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or submitting an e-mail request at publicinfo@sec.gov.
PROXY VOTING PROCEDURES
     SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to the Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. The Adviser’s proxy voting policies and procedures are summarized below.
     In determining how to vote, officers of the Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When the Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to the Adviser’s Proxy Voting Committee for a final decision. If the Adviser determines that such conflict prevents the Adviser from determining how to vote on the proxy proposal in the best interests of the Company, the Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that the Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.
     An officer of the Adviser will keep a written record of how all such proxies are voted. The Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how the Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by the Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. The Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.
     Information regarding how proxies relating to our portfolio securities are voted during the 12-month period ended June 30, 2008 will be made available on or around August 30, 2008, (i) without charge, upon request, by calling (___) ___-___(toll-free); and (ii) on the SEC’s website at http://www.sec.gov.
     The Adviser has adopted proxy voting guidelines that provide general direction regarding how the Adviser will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:
•	The Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	The Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•	The Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•	The Adviser generally votes for management proposals to increase the number of shares of common stock authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•	The Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

•	Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, the Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	The Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:
•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies,

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.
•	The Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     Subject to the oversight of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Adviser and/or its affiliates. If approved by our Board, the Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.
     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
     In light of the above, in selecting brokers, the Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or to us. The Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to the Adviser under the Investment Management Agreement are not reduced as a result of receipt by the Adviser of research services.
     The Adviser may place portfolio transactions for other advisory accounts that it advises, and research services furnished by firms through which we effect our securities transactions may be used by the Adviser in servicing some or all of its accounts; not all of such services may be used by the Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between us and other advisory accounts, the main factors considered by the Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.
DESCRIPTION OF PREFERRED STOCK
     Our Charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of our common stock. Holders of common stock have no preemptive right to purchase any preferred stock that might be issued.
     Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.
     We may elect to issue preferred stock as part of our leverage strategy. The Board of Directors also reserves the right to issue preferred stock to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding shares of preferred stock to 50% of the value of our total assets less our liabilities and indebtedness. We cannot assure you, however, that any preferred stock will be issued. Although the terms of any preferred stock, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors, subject to applicable law, the Charter and any Articles Supplementary creating the preferred stock, it is likely that the preferred stock will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic re-determination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. We also believe that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be similar to those stated below.
     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up by us, the holders of preferred stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of our common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by us.
     Voting Rights. The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of our common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock have the right to elect a majority of our Directors at any time two years’ dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred stock, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Description of Capital Stock — Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws” in our prospectus. As a result of these voting rights, our ability to take any such actions may be impeded to the extent that there are any shares of preferred stock outstanding. The Board of Directors presently intends that, except as otherwise indicated in this registration statement and except as otherwise required by applicable law, holders of preferred stock will have equal voting rights with holders of our common stock (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of our common stock as a single class.
     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.
     Redemption, Purchase and Sale of Preferred Stock by us. The terms of any preferred stock issued are expected to provide that (1) they are redeemable by us in whole or in part at the original purchase price per share plus accrued dividends per share, (2) we may tender for or purchase preferred stock and (3) we may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred stock by us will reduce the leverage applicable to our common stock, while any resale of shares by us will increase that leverage.
     The discussion above describes the possible offering of preferred stock by us. If the Board of Directors determines to proceed with such an offering, the terms of the preferred stock may be the same as, or different from, the terms described above, subject to applicable law and our Charter and Bylaws. The Board of Directors, without the approval of the holders of our common stock, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.
BORROWINGS
     The Maryland General Corporation Law authorizes us, without prior approval of our stockholders, to borrow money. In this connection, we may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) (“Borrowings”) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such borrowing, we may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.
     Limitations on Borrowings. Under the requirements of the 1940 Act, we, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by us. Certain types of Borrowings may result in our being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, we may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by us. Such restrictions may be more stringent than those imposed by the 1940 Act.

     Distribution Preference. The rights of our lenders to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common stockholders, and the terms of any such Borrowings may contain provisions which limit certain activities, including the payment of dividends to common stockholders in certain circumstances.
     Voting Rights. The 1940 Act does (in certain circumstances) grant to our preferred stockholders certain voting rights in the event the asset coverage falls below specified levels. In the event that we elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, and such provisions would impair our status as a regulated investment company, we, subject to our ability to liquidate our portfolio, intend to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings by us.
     The discussion above describes our Board’s present intention with respect to an offering of Borrowings. If authorized by the Board, the terms of any Borrowings may be the same as, or different from, the terms described above.
REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND
     We are a closed-end investment company and as such our common stockholders will not have the right to cause us to redeem their stock. Instead, our common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value (“NAV”), call protection, price, dividend stability, relative demand for and supply of such stock in the market, general market and economic conditions and other factors. Because stock of a closed-end investment company may frequently trade at prices lower than NAV, our Directors, in consultation with the Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such stock in the open market or in private transactions, the making of a tender offer for such stock, or our conversion to an open-end investment company. There can be no assurance, however, that our Directors will decide to take any of these actions, or that stock repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, our Directors may, subject to their duties under applicable law and compliance with applicable state and federal laws, authorize the commencement of a stock-repurchase program or tender offer. The size and timing of any such stock repurchase program or tender offer will be determined by our Directors in light of the market discount of the common stock, trading volume of the common stock, information presented to our Directors regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that we will in fact effect repurchases of or tender offers for any of our common stock. Before deciding whether to take any action if our common stock trades below NAV, our Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of our portfolio, the impact of any action that might be taken on us or our stockholders and market considerations. Based on these considerations, even if our common stock should trade at a discount, our Directors may determine that, in our best interests, no action should be taken.
     Subject to our investment limitations, we may borrow to finance the repurchase of stock or to make a tender offer. Interest on any borrowings to finance stock repurchase transactions or our accumulation of cash in anticipation of stock repurchases or tenders will increase our expenses and reduce our net income. Any stock repurchase, tender offer or borrowing that might be approved by our Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.
     Although the decision to take action in response to a discount from NAV will be made by our Directors at the time they consider such issue, it is our Directors’ present policy, which may be changed by them, not to authorize repurchases of common stock or a tender offer for such stock if (1) such transactions, if consummated, would (a) result in the delisting of the common stock from the NYSE, or (b) impair our status as a registered closed-end investment company under the 1940 Act; (2) we would not be able to liquidate portfolio securities in an orderly manner and consistent with our investment objective and policies in order to repurchase stock; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting us, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which we invest, (d) material limitation affecting us or the issuers of our portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on us or our common stockholders if our common stock were repurchased. Our Directors may in the future modify these conditions in light of experience with respect to our portfolio.

     Our Charter provides that any proposal for our conversion from a closed-end company to an open-end company requires the approval of our Board of Directors and the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such proposal is also approved by at least 80 percent of our continuing Directors (in addition to the approval by our Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on the matter. See our prospectus under “Our Structure; Common Stock Repurchases and Changes in our Structure” for a discussion of voting requirements applicable to our conversion to an open-end company. If we converted to an open-end company, our common stock would no longer be listed on the NYSE. Any preferred stock or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Stockholders of an open-end investment company may require the company to redeem their stock on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. Our Directors may at any time propose our conversion to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.
     Our repurchase of our common stock at prices below NAV would result in an increase in the NAV of the stock that remains outstanding. However, there can be no assurance that stock repurchases or tenders at or below NAV will result in our stock trading at a price equal to its NAV. Nevertheless, the fact that our common stock may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.
     In addition, our purchase of our common stock will decrease our total assets which would likely have the effect of increasing our expense ratio.
LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.
     Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former Director or officer or any individual who, while serving as our Director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any individual who served a predecessor of us in any of the capacities described above and any employee or agent of ours or our predecessor.
     Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for our Charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
VALUATION
     Our net asset value will be calculated as set forth in “Net Asset Value” in our prospectus. In addition, in fair valuing our investments, consideration will be given to several factors, which may include, among others, the following:
•	the projected cash flows for the issuer or borrower;

•	the fundamental business data relating to the issuer or borrower;

•	an evaluation of the forces which influence the market in which these securities are purchased and sold;

•	the type, size and cost of holding;

•	the financial statements of the issuer or borrower;

•	the credit quality and cash flow of issuer, based on our investment adviser’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

•	the distributions and coupon payments;

•	the quality, value and saleability of collateral securing the security or loan;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management;

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

•	any decline in value over time due to the nature of the assets; for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports);

•	the liquidity or illiquidity of the market for the particular portfolio instrument; and

•	other factors deemed relevant.
PORTFOLIO MANAGER INFORMATION
     The following section discusses the accounts managed by our portfolio managers, the structure and method of our portfolio managers’ compensation, and their ownership of our securities. This information is current as of April 30, 2007. We, Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) are the registered investment companies and Kayne Anderson Energy Development Company (“KED”) is the business development company managed by our portfolio managers, Kevin McCarthy and J.C. Frey. We will pay KAFA a management fee based on our total assets.
Other Accounts Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of April 30, 2007. Asset amounts are approximate and have been rounded.

	Registered(1)
	Investment Companies		Other Pooled
Portfolio Manager	(Excluding Us)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
	Accounts	Accounts ($ in billions)	Accounts	Accounts ($ in billions)	Accounts	Accounts ($ in
Kevin McCarthy	3	$3.7	0	N/A	0	N/A
J.C. Frey	3	$3.7	7	$1.9	2	$0.1

(1)	Messrs. McCarthy and Frey serve as portfolio manager of KED, a closed-end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers
     The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of April 30, 2007. Asset amounts are approximate and have been rounded.

	Registered(1)
	Investment Companies		Other Pooled
Portfolio Manager	(Excluding Us)		Investment Vehicles		Other Accounts
	Number of	Total Assets in the	Number of	Total Assets in the	Number of	Total Assets in the
	Accounts	Accounts ($ in billions)	Accounts	Accounts ($ in billions)	Accounts	Accounts ($ in billions)
Kevin McCarthy	1	$0.3	0	N/A	0	N/A
J.C. Frey	1	$0.3	7	$1.9	2	$0.1

(1)	For purposes of this table, KED, a closed-end management investment company that has elected to be treated as a business development company, is included in the information contained in this column, even though it is not a registered investment company.
     Messrs. McCarthy and Frey are compensated by the Adviser through salaries and partnership distributions from KACALP based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. McCarthy and Frey, including KYN, KYE and KED, have investment strategies that are similar to ours. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Messrs. McCarthy and Frey did not own any of our equity prior to this offering; however, through their limited partnership interests in the managing member of the Adviser, which owned all of our outstanding securities (with a value of approximately $100,000) prior to this offering, Messrs. McCarthy and Frey could be deemed to indirectly own a portion of our securities.
TAX MATTERS
     The following discussion of federal income tax matters is based on the advice of Paul, Hastings, Janofsky & Walker llp, our counsel.

Matters Addressed
     This section and the discussion in our prospectus (see “Tax Matters”) provide a general summary of the material U.S. federal income tax consequences to U.S. persons who purchase, own and dispose of shares of our common stock. It does not address all federal income tax consequences that may apply to an investment in our common stock or to particular categories of investors, some of which may be subject to special rules. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of our common stock. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of our common stock, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold our common stock as capital assets within the meaning of Section 1221 of the Code.
     For purposes of this discussion, a “U.S. person” is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996, and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.
Tax Characterization for U.S. Federal Income Tax Purposes
     We are treated as a corporation for U.S. federal income tax purposes. Thus, we are subject to U.S. corporate income tax on our taxable income. Such taxable income would generally include all of our net income from our limited partner investments in master limited partnership. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make distributions with respect to our common stock. We are also obligated to pay state income tax on our taxable income, either because the states follow our federal classification as a corporation or because the states separately impose a tax on us.
     The master limited partnerships in which we invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the master limited partnerships, we are required to report our allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the master limited partnerships.
     The master limited partnerships in which we invest are in the energy sector, primarily operating midstream energy assets, therefore, we anticipate that the majority of our items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of our capital, which may be unrelated to energy ventures.
     In general, energy ventures have historically generated taxable income less than the amount of cash distributions that they produced at least for periods of the investment’s life cycle. We anticipate that we will not incur U.S. federal income tax on a significant portion of our cash flow received, particularly after taking into account our current operating expenses. However, our particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by us.
     Although we hold our interests in master limited partnerships for investment purposes, we are likely to sell interests in a particular master limited partnerships from time to time. On any such sale, we will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and our tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the master limited partnership allocated to us that will shift to the purchaser on the sale. Our tax basis in a master limited partnership starts with the amount paid for the interest, but is decreased for any distributions of cash received by us in excess of our allocable share of taxable income and decreased by our allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to us, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in a master limited partnership. Favorable federal income tax rates do not apply to our long-term capital gains. Thus, we are subject to federal income tax on our long-term capital gains at ordinary income rates of up to 35%.
     In calculating our alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that we may be subject to the alternative minimum tax.
     We have not, and we will not, elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because we invest principally in master limited partnerships, we cannot meet such tests. In contrast to the tax rules that will apply to us, a regulated investment company generally does not pay corporate income tax, taking into consideration a deduction for dividends paid to its stockholders. At the present time, the regulated investment company taxation rules have no application to us.
     Distributions. Our distributions will be treated as dividends to our common stockholders to the extent of our current and accumulated earnings and profits as determined for federal income tax purposes.
     As discussed in greater detail below, dividends that qualify as “qualified dividend income” are generally taxed to individuals at a maximum 15% rate. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to deduct 70% (or more) of the dividends if certain holding period requirements are met. Common stockholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the common stockholder’s interest is effectively connected to a U.S. trade or business and the common stockholder provides us with a Form W-8ECI signed under penalties of perjury (in which case, the common stockholder will be subject to the normal U.S. federal income tax rates) or (ii) the common stockholder is eligible for the benefits of a U.S. income tax treaty and provides us with a Form W-8BEN signed under penalties of perjury (in which case, the common stockholder will be subject to the rate of withholding provided for in the relevant treaty).
     If our distribution exceeds our current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common stock to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common stock is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.
     Because unsevered natural resources are viewed as interests in real property for some purposes of the Code, depending upon the nature and location of the master limited partnerships’ assets, we could from time to time be classified as a U.S. real property holding company. If we are classified as a U.S. real property holding company, dispositions of interests in us by a non-U.S. common stockholder and distributions in excess of a non-U.S. common stockholder’s basis may be subject to 10% withholding.
     A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar master limited partnerships, we anticipate that the distributed cash from the master limited partnerships in our portfolio will exceed our earnings and profits. Thus, we anticipate that only a portion of our distributions will be treated as dividends to our common stockholders for federal income tax purposes.
     Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. Our earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, we may make distributions out of earnings and profits, treated as dividends, in years in which our distributions exceed our taxable income.
     Under current law, the maximum federal income tax rate for individuals on qualified dividend income is generally 15% although such favorable treatment could be repealed by new legislation. The portion of our distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to revert to ordinary income rates for taxable years beginning after December 31, 2010, with the maximum marginal federal income tax rate being 35% at such time with another increase to 39.6% currently scheduled to be effective after December 31, 2010.

     A common stockholder participating in our automatic dividend reinvestment plan will be taxed upon the reinvested amount as if the dividend were actually received by the participating common stockholder and the participating common stockholder reinvested such amount in additional shares of our common stock.
     We will notify common stockholders annually as to the federal income tax status of our distributions to them.
     Sale of Stock. Upon the sale of common stock, a common stockholder will generally recognize capital gain or loss measured by the difference between the amount received (or deemed received) on the sale and the common stockholder’s tax basis in the common stock sold. As discussed above, such tax basis may be less than the price paid for the common stock as a result of our distributions in excess of our earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common stock were capital assets held for more than one year.
     Because unsevered natural resources are viewed as interests in real property for some purposes of the Code, depending upon the nature and location of the master limited partnerships’ assets, we could from time to time be classified as a U.S. real property holding company. If we are classified as a U.S. real property holding company, dispositions of interests in us by a non-U.S. common stockholder and distributions in excess of a non-U.S. common stockholder’s basis, may be subject to 10% income tax withholding.
     Information Reporting and Withholding. We will be required to report annually to the IRS, and to each common stockholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common stockholder (other than common stockholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide to us, under penalties of perjury, an IRS Form W-9, Form W-8BEN, Form W-8ECI or an equivalent form containing the common stockholder’s name, address, correct federal taxpayer identification number and a statement that the common stockholder is not subject to backup withholding. Should a non-exempt common stockholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% for taxable years beginning after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Any such withholding will be allowed as a credit against the common stockholder’s federal income tax liability provided the required information is furnished to the IRS.
Tax Consequences of Certain Investments
     Federal Income Taxation of Master Limited Partnerships. Master limited partnerships are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, a master limited partnership is generally treated as a pass-through entity for federal income tax purposes. This means that the federal tax items of the master limited partnership, though calculated and determined at the partnership level, are allocated among the partners in the master limited partnership and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the master limited partnership. The master limited partnership files an information return, but normally pays no federal income tax.
     Master limited partnerships are often publicly traded. Publicly traded partnerships (“PTPs”) are generally treated as corporations for federal income tax purposes. However, if a PTP satisfies certain income character requirements, the PTP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, a PTP must receive at least 90% of its gross income from certain “qualifying income” sources.
     Qualifying income for most PTPs includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).
     For this reason, PTPs are generally structured such that they would not qualify as regulated investment companies under the Code if they had been formed as corporations.
     As discussed above, the tax items of a master limited partnership are allocated to the partners of the master limited partnership whether or not a master limited partnership makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership is generally treated as a non-taxable adjustment to the basis of our interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain is generally capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. Our tax basis is the price paid for the master limited partnership interest plus any debt of the master limited partnership allocated to us. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.
     When interests in a partnership are sold, the difference between (i) the sum of the sales price and our share of debt of the partnership that will be allocated to the purchaser and (ii) our adjusted tax basis will be taxable gain or loss, as the case may be.
     We receive a Schedule K-1 from each master limited partnership, showing our share of each item of master limited partnership income, gain, loss, deductions and expense. We use that information to calculate our taxable income and our earnings and profits.
     Because we are taxed as a corporation, we report the tax items of the master limited partnerships and any gain or loss on the sale of interests in the master limited partnerships.
Tax Consequences to Investors
     The owners of our securities will be viewed for federal income tax purposes as having income or loss on their investment in our securities rather than in the underlying master limited partnerships. The owners of our securities will receive a Form 1099 from us based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the master limited partnerships.
PERFORMANCE RELATED AND COMPARATIVE INFORMATION
     We may quote certain performance-related information and may compare certain aspects of our portfolio and structure to other substantially similar closed-end funds. In reports or other communications to our stockholders or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger’s Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor’s Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of ourselves to an alternative investment should be made with consideration of differences in features and expected performance. We may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that we believe to be generally accurate.
     Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently any given performance quotation should not be considered representative of our performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in our portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies should give consideration to the quality and type of the respective investment companies’ portfolio securities.
     Past performance is not indicative of future results. At the time stockholders sell their stock, it may be worth more or less than their original investment.
EXPERTS
     Our financial statement dated [          ], 2007, appearing in this statement of additional information has been audited by [                    ], independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [                    ] provides auditing services to us. The principal business address of [                    ] is [                    ].
CUSTODIAN
     The Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of our Administrator, acts as custodian of our securities and other assets.

REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including amendments thereto, relating to our common stock offered hereby, has been filed by us with the SEC, Washington, D.C. Our prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to us and the common stock offered hereby, reference is made to our Registration Statement. Statements contained in our prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[to be provided]

FINANCIAL STATEMENT
[to be provided]

APPENDIX A
DESCRIPTION OF RATINGS
Following is a description of the debt securities rating categories used by Moody’s Investors Service, Inc., Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), and Fitch Ratings.
Moody’s Investors Service, Inc.
     Corporate and Municipal Bond Ratings
     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics
     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
     B: Obligations rated B are considered speculative and are subject to high credit risk.
     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Description of Moody’s Highest Ratings of State and Municipal Notes and Other Short-Term Loans
     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG” or, for variable or floating rate obligations, “VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:
     MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     MIG-3: This designation acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Description of Moody’s Short Term Ratings
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s
     Issue Credit Rating Definitions
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings
     Investment Grade
AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Speculative Grade
     Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.
C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
CI: The rating CI is reserved for income bonds on which no interest is being paid.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
Commercial Paper Rating Definitions
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Ratings
Long-Term Credit Ratings
     Investment Grade
     “AAA” — Highest credit quality. `AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.
     “AA” — Very high credit quality. `AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     “A” — High credit quality. `A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” — Good credit quality. `BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     Speculative Grade
     “BB” — Speculative. `BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” — Highly speculative. `B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC”, “CC”, “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC’ rating indicates that default of some kind appears probable. `C’ ratings signal imminent default.
     “DDD”, “DD”, And “D” Default — The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD’ indicates potential recoveries in the range of 50%-90%, and `D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD’ and `D’ are generally undergoing a formal reorganization or liquidation process; those rated `DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D’ have a poor prospect for repaying all obligations.
Short-Term Credit Ratings
     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.
     “F1” — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
     “B” — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
     “C” — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
     “D” — Default. Denotes actual or imminent payment default.
     Notes to Long-term and Short-term ratings:
     “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA’ Long-term rating category, to categories below `CCC’, or to Short-term ratings other than `F1’.
     “NR” indicates that Fitch Ratings does not rate the issuer or issue in question.
     “Withdrawn” — A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     “Rating Watch” — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.
     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

KAYNE ANDERSON ENERGY/INFRASTRUCTURE FUND, INC.

PART C — Other Information

Item 25.  Financial Statements and Exhibits

(1) Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

(2) Exhibits

(a) (1) Charter — Articles of Incorporation**

(2) Articles of Amendment and Restatement*

(b) (1) Bylaws of Registrant**

(2) Amended and Restated Bylaws of Registrant*

(c) Voting Trust Agreement — none

(d) Form of Stock Certificate*

(e) Form of Dividend Reinvestment Plan*

(f) Long-Term Debt Instruments — none

(g) Form of Investment Management Agreement between Registrant and KA Fund Advisors, LLC*

(h) Form of Underwriting Agreement*

(i) Bonus, Profit Sharing, Pension Plans — not applicable.

(j) Form of Custody Agreement* between Registrant and The Custodial Trust Company

(k) Other Material Contracts

(1) Form of Administrative Services Agreement* between Registrant and Bear Stearns Funds Management Inc.

(2) Form of Transfer Agency Agreement* between Registrant and American Stock Transfer & Trust Company

(3) Form of Accounting Services Agreement* between Registrant and Ultimus Fund Solutions, LLC

(l) Form of Opinion and Consent of Venable LLP*

(m) Non-Resident Officers/Directors — none.

(n) Consent of Independent Registered Public Accounting Firm*

(o) Omitted Financial Statements — none.

(p) Subscription Agreement — none.

(q) Model Retirement Plans — none.

(r) Code of Ethics

(1) Code of Ethics of Registrant*

(2) Code of Ethics of KA Fund Advisors, LLC*

(s) Power of Attorney for Ms. Costin and Messrs. Good, Hart, McCarthy and Morgan dated June 25, 2007 — ***

*	To be filed by amendment.

**	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-2 (File No. 333-142888) as filed with the Securities and Exchange Commission on May 11, 2007 and incorporated herein by reference.

***	Previously filed as an exhibit to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-142888) as filed with the Securities and Exchange Commission on June 27, 2007 and incorporated herein by reference.

Item 26.  Marketing Arrangements — to be filed by amendment.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees	$	*
National Association of Securities Dealers, Inc. Fees		*
Printing and Engraving Expenses		*
Legal Fees		*
Listing Fees		*
Miscellaneous Expenses		*

Total	$	*

*	To be filed by amendment.

All of the expenses set forth above shall be borne by the Registrant.

Item 28.  Persons Controlled by or Under Common Control with Registrant — none.

Item 29.  Number of Holders of Securities as of June 25, 2007

Number of
Title of Class	Record Holders

Common Stock, $0.001 par value per share	1

Item 30.  Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (“1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that individual may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any individual who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The investment management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, KA Fund Advisors, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, losses, demands, costs, expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement), charges and claims arising from the rendering of the Adviser’s services under the investment management agreement or otherwise as an investment adviser of the Registrant.

[The Underwriting Agreement provides that each Underwriter severally agrees to indemnify and hold harmless the Registrant, its directors and officers who sign this registration statement, and any person who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Registrant or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Registrant expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

The Underwriting Agreement provides that the Registrant agrees to indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Act, from and against any loss, claim, damage, expense or liability (including, but not limited to, any loss, claim, damage, expense or liability relating to purchases and sales of the Registrant’s common stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, expense or liability arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant), (ii) the omission or alleged omission to state in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant), any material fact required to be stated herein or necessary to make the statements herein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Registrant’s common stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, expense or liability arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Registrant shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, expense or liability resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, expense or liability as such expenses are incurred; provided, however, that the Registrant shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability (i) arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Registrant), in reliance upon and in conformity with written information furnished to the Registrant by or on behalf of the Underwriters specifically for inclusion therein; or (ii) results solely from an untrue statement of material fact contained in, or the omission of a material fact from, a Preliminary Prospectus, which untrue statement or omission was corrected in a subsequent Preliminary Prospectus or the Prospectus (as then amended or supplemented) if (A) an Underwriter sold shares of the Registrant’s common stock to the person alleging such loss, claim, damage, expense or liability without sending or giving, at or prior to the time of such sale, a copy of such subsequent Preliminary Prospectus or the Prospectus (as then amended or supplemented), (B) within a reasonable amount of time prior to the time of such sale, the Registrant had furnished to the Underwriters copies of the corrected Preliminary Prospectus or corrected Prospectus which, if delivered, would have cured the defect giving rise to such loss, claim, damage, liability or action, and (C) that Underwriter failed to deliver such corrected Preliminary Prospectus or corrected Prospectus.]

[The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, [          ] (the “Administrator”) and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Administrator’s services under the Administration Agreement or otherwise as administrator for the Company.]

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser.

The information in the Statement of Additional Information under the caption “Management — Directors and Officers” is hereby incorporated by reference.

Additional information regarding Registrant’s investment adviser, KA Fund Advisors, LLC, and its personnel is set forth in its Form ADV, Part I, as filed with the Securities and Exchange Commission (SEC File No. 801-67089) and is incorporated by reference herein.

Item 32.  Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated thereunder, are kept by the Registrant or its custodian, transfer agent, administrator and fund accountant.

Registrant’s administrator, Bear Stearns Funds Management Inc. is located at 383 Madison Avenue, 23rd Floor, New York, New York 10179. Registrant’s custodian, The Custodial Trust Company, is located at 101 Carnegie Center, Princeton, New Jersey 08540-6231. Registrant’s fund accountant, Ultimus Fund Solutions, LLC, is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Registrant’s transfer agent, American Stock Transfer & Trust Company, is located at 59 Maiden Lane, New York, New York 10038.

Item 33.  Management Services — not applicable.

Item 34.  Undertakings.

(1) Registrant undertakes to suspend the offering of its common stock until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value of the company declines more than 10 percent from the net asset value of the company as of the effective date of the registration statement, or (2) the net asset value of the company increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) (a) — (c) Not Applicable

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 2 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on the 9th day of July, 2007.

Kayne Anderson Energy/Infrastructure Fund, Inc.

By:	/s/ Kevin S. McCarthy*
Kevin S. McCarthy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Kevin S. McCarthy* Kevin S. McCarthy		President (principal executive officer)	July 9, 2007

/s/ Terry A. Hart* Terry A. Hart		Treasurer (principal financial and accounting officer)	July 9, 2007

/s/ Anne K. Costin* Anne K. Costin		Director	July 9, 2007

/s/ Steven C. Good* Steven C. Good		Director	July 9, 2007

Gerald I. Isenberg		Director

/s/ Michael C. Morgan* Michael C. Morgan		Director	July 9, 2007

*By:	/s/ David A. Hearth David A. Hearth, Attorney-in-Fact (Pursuant to Power of Attorney previously filed)